[SEI INVESTMENTS LOGO]


SEI INSTITUTIONAL INVESTMENTS TRUST

LARGE CAP FUND

LARGE CAP VALUE FUND

LARGE CAP GROWTH FUND

LARGE CAP DISCIPLINED EQUITY FUND

SMALL/MID CAP EQUITY FUND

SMALL CAP FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

CORE FIXED INCOME FUND

HIGH YIELD BOND FUND

INTERNATIONAL FIXED INCOME FUND

CLASS A

PROSPECTUS AS OF
SEPTEMBER 30, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SEI INVESTMENTS / PROSPECTUS

SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement (as discussed below). This prospectus gives you important information about the shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

           Large Cap Fund                                                      3

           Large Cap Value Fund                                                6

           Large Cap Growth Fund                                               9

           Large Cap Disciplined Equity Fund                                  12

           Small/Mid Cap Equity Fund                                          15

           Small Cap Fund                                                     17

           International Equity Fund                                          20

           Emerging Markets Equity Fund                                       23

           Core Fixed Income Fund                                             25

           High Yield Bond Fund                                               29

           International Fixed Income Fund                                    31

           More Information About Fund Investments                            33

           Investment Adviser and Sub-Advisers                                33

           Purchasing and Selling Fund Shares                                 44

           Dividends, Distributions and Taxes                                 47

           Financial Highlights                                               48

           How to Obtain More Information About
             SEI Institutional Investments Trust                      Back Cover

Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies, and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the High Yield Bond and Emerging Markets Equity Funds, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes represented by some of the Funds is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Eligible Investors

Eligible investors are principally institutions, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans, and Taft-Hartley plans, that have entered into an Investment Management Agreement (an Agreement) with SIMC (collectively, Eligible Investors). More information about Eligible Investors is in the "Purchasing and Selling Fund Shares" section of this prospectus.

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

LARGE CAP FUND

Fund Summary

INVESTMENT GOAL:                 Long-term growth of capital and income

SHARE PRICE VOLATILITY:          Medium to high

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers, the Fund
                                 invests in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, follows a distinct investment discipline. For example, the Sub-Advisers may include both value managers (I.E., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, book value or return on equity) and growth managers (I.E., managers that select stocks they believe have significant growth potential based on revenue and revenue growth and other factors). The Fund's portfolio is diversified as to issuers and industries.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for six years. The performance information shown is based on full calendar years.*

[CHART]

1997      35.69%
1998      25.33%
1999      19.73%
2000      -8.28%
2001     -13.92%
2002     -22.82%

BEST QUARTER: 23.28% (12/31/98)

WORST QUARTER: -17.49% (09/30/02)

* The Fund's total return from January 1, 2003 to June 30, 2003 was 11.50%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2002 to those of the Frank Russell 1000 Index.

                                                                           SINCE
CLASS A SHARES                                1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Large Cap Fund                                -22.82%       -1.77%          5.20%
--------------------------------------------------------------------------------
Frank Russell 1000 Index**                    -21.65%       -0.58%          5.76%
--------------------------------------------------------------------------------

* The inception date of the Fund's Class A Shares is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 1000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                    0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.07%
================================================================================
  Total Annual Fund Operating Expenses                                      0.47%*
================================================================================

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Fund -- Class A Shares                                            0.26%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------
Large Cap Fund -- Class A Shares                   $      48    $     151    $     263    $      591
----------------------------------------------------------------------------------------------------

LARGE CAP VALUE FUND

Fund Summary

INVESTMENT GOAL:                 Long-term growth of capital and income

SHARE PRICE VOLATILITY:          Medium to high

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers that manage in
                                 a value style, the Fund invests in large cap income-producing U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in income producing common stocks of U.S. companies with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity. The Fund's portfolio is diversified as to issuers and industries.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for two years. The performance information shown is based on full calendar years.*

[CHART]

2001      -2.67%
2002     -17.68%

BEST QUARTER:  7.75% (12/31/01)

WORST QUARTER: -18.93% (09/30/02)

* The Fund's total return from January 1, 2003 to June 30, 2003 was 11.64%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2002 to those of the Frank Russell 1000 Value Index.

                                                                           SINCE
CLASS A SHARES                                            1 YEAR      INCEPTION*
--------------------------------------------------------------------------------
Large Cap Value Fund                                      -17.68%          -3.75%
--------------------------------------------------------------------------------
Frank Russell 1000 Value Index**                          -15.52%          -4.20%
--------------------------------------------------------------------------------

* The inception date of the Fund's Class A Shares is January 31, 2000. Index returns shown from January 31, 2000.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 1,000 largest U.S. companies with lower growth rates and price-to-book ratios.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                    0.35%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.07%
================================================================================
  Total Annual Fund Operating Expenses                                      0.42%*
================================================================================

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Value Fund -- Class A Shares                                      0.28%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------
Large Cap Value Fund -- Class A Shares             $      43    $     135    $     235    $      530
----------------------------------------------------------------------------------------------------

LARGE CAP GROWTH FUND

Fund Summary

INVESTMENT GOAL:                 Capital appreciation

SHARE PRICE VOLATILITY:          Medium to high

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers that manage in
                                 a growth style, the Fund invests in large cap
                                 U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises. The Fund's portfolio is diversified as to issuers and industries.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization growth securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for two years. The performance information shown is based on full calendar years.*

[CHART]

2001     -26.17%
2002     -29.02%

BEST QUARTER:  17.04% (12/31/01)

WORST QUARTER: -24.88% (03/31/01)

* The Fund's total return from January 1, 2003 to June 30, 2003 was 11.57%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2002 to those of the Frank Russell 1000 Growth Index.

                                                                           SINCE
CLASS A SHARES                                            1 YEAR      INCEPTION*
--------------------------------------------------------------------------------
Large Cap Growth Fund                                     -29.02%         -25.40%
--------------------------------------------------------------------------------
Frank Russell 1000 Growth Index**                         -27.88%         -24.84%
--------------------------------------------------------------------------------

* The inception date of the Fund's Class A Shares is February 28, 2000. Index returns shown from February 29, 2000.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 1,000 largest U.S. companies with higher growth rates and price-to-book ratios.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                    0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.07%
================================================================================
  Total Annual Fund Operating Expenses                                      0.47%*
================================================================================

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Growth Fund -- Class A Shares                                     0.28%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------
Large Cap Growth Fund -- Class A Shares            $      48    $     151    $     263    $      591
----------------------------------------------------------------------------------------------------

LARGE CAP DISCIPLINED EQUITY FUND

Fund Summary

INVESTMENT GOAL:                 Capital appreciation

SHARE PRICE VOLATILITY:          Medium to high

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers, the Fund
                                 invests in common stocks and other equity securities

Investment Strategy

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (currently between $387 million and $284 billion). The Fund also may engage in short sales.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Overall, the Fund utilizes one or more Sub-Advisers who rely on rigorous application of proprietary stock analysis, rather than traditional fundamental analysis, to select securities. The Fund also may utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

The Fund commenced operation on August 28, 2003. Because the Fund did not have a full calendar year of performance as of December 31, 2002, performance results for the Fund have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                    0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.15%*
================================================================================
  Total Annual Fund Operating Expenses                                      0.55%**
================================================================================

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Large Cap Disciplined Equity Fund -- Class A                                0.33%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                             1 YEAR      3 YEARS
--------------------------------------------------------------------------------
Large Cap Disciplined Equity Fund -- Class A                 $   56    $     176
--------------------------------------------------------------------------------

SMALL/MID CAP EQUITY FUND

Fund Summary

INVESTMENT GOAL:                 Long-term capital appreciation

SHARE PRICE VOLATILITY:          High

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers, the Fund
                                 invests in the common stocks and other equity securities of small to medium sized issuers

Investment Strategy

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets in equity securities of small and medium sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (currently between $67 million and $3.6 billion). The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. For example, the Sub-Advisers may include both value managers (I.E., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value), and growth managers (I.E., managers that select stocks they believe have significant earnings growth potential based on new product introductions, revenue growth and/or margin improvement and other factors).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small to medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

Performance Information

As of September 30, 2003, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                    0.65%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.15%*
================================================================================
  Total Annual Fund Operating Expenses                                      0.80%**
================================================================================

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Small/Mid Cap Equity Fund -- Class A Shares                                 0.65%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                             1 YEAR      3 YEARS
--------------------------------------------------------------------------------
Small/Mid Cap Equity Fund -- Class A Shares                  $   82    $     255
--------------------------------------------------------------------------------

SMALL CAP FUND

Fund Summary

INVESTMENT GOAL:                 Capital appreciation

SHARE PRICE VOLATILITY:          High

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers, the Fund
                                 invests in common stocks of smaller U.S.
                                 companies

Investment Strategy

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, follows a distinct investment discipline. For example, the Sub-Advisers may include both value managers (I.E., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, book value or return on equity) and growth managers (I.E., managers that select stocks they believe have significant earnings growth potential based on revenue and earnings growth and other factors). The Fund's portfolio is diversified as to issuers and industries.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities are traded over the counter or listed on an exchange.

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for six years. The performance information shown is based on full calendar years.*

[CHART]

1997      23.75%
1998      -0.35%
1999      22.88%
2000       5.89%
2001       2.65%
2002     -21.77%

BEST QUARTER:  20.38% (12/31/98)

WORST QUARTER: -22.68% (9/30/98)

* The Fund's total return from January 1, 2003 to June 30, 2003 was 18.43%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2002 to those of the Frank Russell 2000 Index.

                                                                           SINCE
CLASS A SHARES                                1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Small Cap Fund                                -21.77%        0.81%          4.49%
--------------------------------------------------------------------------------
Frank Russell 2000 Index**                    -20.48%       -1.36%          2.93%
--------------------------------------------------------------------------------

* The inception date of the Fund's Class A Shares is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 2000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                    0.65%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.07%
================================================================================
  Total Annual Fund Operating Expenses                                      0.72%*
================================================================================

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Small Cap Fund -- Class A Shares                                            0.54%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------
Small Cap Fund -- Class A Shares                   $      74    $     230    $     401    $      894
----------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

Fund Summary

INVESTMENT GOAL:                 Capital appreciation

SHARE PRICE VOLATILITY:          Medium to high

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers, the Fund
                                 invests in equity securities of foreign
                                 companies

Investment Strategy

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of foreign companies. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry, and country.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is also subject to the risk that international equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for six years. The performance information shown is based on full calendar years.*

[CHART]

1997      -1.26%
1998      20.52%
1999      39.89%
2000     -16.79%
2001     -21.54%
2002     -15.39%

BEST QUARTER:  20.81% (12/31/99)

WORST QUARTER: -19.82% (9/30/02)

* The Fund's total return from January 1, 2003 to June 30, 2003 was 6.99%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2002 to those of the Morgan Stanley Capital International (MSCI) EAFE Index.

                                                                           SINCE
CLASS A SHARES                                1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
International Equity Fund                     -15.39%       -1.41%         -0.90%
--------------------------------------------------------------------------------
MSCI EAFE Index**                             -15.94%       -2.89%         -1.75%
--------------------------------------------------------------------------------

* The inception date of the Fund's Class A Shares is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 900 securities listed on the stock exchanges of developed market countries in Europe, Australia and the Far East.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                   0.51%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.17%
================================================================================
  Total Annual Fund Operating Expenses                                      0.68%*
================================================================================

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

International Equity Fund -- Class A Shares                                 0.48%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------
International Equity Fund -- Class A Shares        $      69    $     218    $     379    $      847
----------------------------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

Fund Summary

INVESTMENT GOAL:                 Capital appreciation

SHARE PRICE VOLATILITY:          Very high

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers, the Fund
                                 invests in equity securities of emerging markets companies

Investment Strategy

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets in equity securities of emerging markets issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

As of September 30, 2003, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                    1.05%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.45%*
================================================================================
   Total Annual Fund Operating Expenses                                     1.50%**
================================================================================

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and Administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Emerging Markets Equity Fund -- Class A Shares                              1.40%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                             1 YEAR      3 YEARS
--------------------------------------------------------------------------------
Emerging Markets Equity Fund -- Class A Shares               $  153    $     474
--------------------------------------------------------------------------------

CORE FIXED INCOME FUND

Fund Summary

INVESTMENT GOAL:                 Current income and preservation of capital

SHARE PRICE VOLATILITY:          Medium

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers that have fixed
                                 income investment expertise, the Fund invests in investment grade U.S. fixed income securities

Investment Strategy

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline. While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index (4.52 years as of September 15, 2003).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.

Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities that the Fund invests in are not issued or guaranteed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for six years. The performance information shown is based on full calendar years.*

[CHART]

1997       9.87%
1998       8.83%
1999      -1.35%
2000      12.90%
2001       6.93%
2002       9.19%

BEST QUARTER:  4.79% (12/31/00)

WORST QUARTER: -1.17% (6/30/99)

* The Fund's total return from January 1, 2003 to June 30, 2003 was 4.64%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2002 to those of the Lehman Brothers Aggregate Bond Index.

                                                                           SINCE
CLASS A SHARES                                1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Core Fixed Income Fund                          9.19%        7.19%          8.00%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**         10.27%        7.54%          8.06%
--------------------------------------------------------------------------------

* The inception date of the Fund's Class A Shares is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least 1 year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                    0.30%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.07%
================================================================================
  Total Annual Fund Operating Expenses                                      0.37%*
================================================================================

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Core Fixed Income Fund -- Class A Shares                                    0.18%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------
Core Fixed Income Fund -- Class A Shares           $      38    $     119    $     208    $      468
----------------------------------------------------------------------------------------------------

HIGH YIELD BOND FUND

Fund Summary

INVESTMENT GOAL:                 Total return

SHARE PRICE VOLATILITY:          High

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers that have high
                                 yield investment expertise, the Fund invests in high yield, high risk securities

Investment Strategy

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. In managing the Fund's assets, the Sub-Advisers select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund is also subject to the risk that high yield securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Performance Information

As of September 30, 2003, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                    0.49%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.14%*
================================================================================
  Total Annual Fund Operating Expenses                                      0.63%**
================================================================================

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and Administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

High Yield Bond Fund -- Class A Shares                                      0.47%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                               1 YEAR    3 YEARS
--------------------------------------------------------------------------------
High Yield Bond Fund -- Class A Shares                         $   64   $    202
--------------------------------------------------------------------------------

INTERNATIONAL FIXED INCOME FUND

Fund Summary

INVESTMENT GOAL:                 Capital appreciation and current income

SHARE PRICE VOLATILITY:          High

PRINCIPAL INVESTMENT STRATEGY:   Utilizing a sub-adviser, the Fund invests in
                                 investment grade fixed income securities of foreign government and corporate issuers

Investment Strategy

Under normal circumstances, the International Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in foreign government, corporate, and mortgage-backed securities. In selecting investments for the Fund, the Sub-Adviser chooses investment grade securities issued by corporations and governments located in various developed foreign countries, looking for opportunities for capital appreciation and gain, as well as current income. The Fund's portfolio is not hedged against currency fluctuations relative to the U.S. dollar. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is also subject to the risk that fixed income securities of foreign government and corporate issuers may underperform other segments of the fixed income markets or the fixed income markets as a whole.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

                                       32
Performance Information

As of September 30, 2003, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                              CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                                    0.45%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                   None
--------------------------------------------------------------------------------
Other Expenses                                                              0.34%*
================================================================================
  Total Annual Fund Operating Expenses                                      0.79%**
================================================================================

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and Administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

International Fixed Income Fund -- Class A Shares                           0.61%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                               1 YEAR    3 YEARS
--------------------------------------------------------------------------------
International Fixed Income Fund -- Class A Shares              $   81    $   252
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser or Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SEI INVESTMENTS MANAGEMENT CORPORATION (SIMC) ACTS AS THE MANAGER OF MANAGERS OF THE FUNDS, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUNDS SINCE IT ALLOCATES EACH FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Funds. As of June 30, 2003, SIMC had approximately $46.4 billion in assets under management. For the fiscal year ended May 31, 2003, SIMC received investment advisory fees (after fee waivers), as a percentage of each Fund's net assets, at the following annual rates:

Large Cap Fund                                                              0.24%
--------------------------------------------------------------------------------
Large Cap Value Fund                                                        0.26%
--------------------------------------------------------------------------------
Large Cap Growth Fund                                                       0.26%
--------------------------------------------------------------------------------
Small Cap Fund                                                              0.52%
--------------------------------------------------------------------------------
International Equity Fund                                                   0.36%
--------------------------------------------------------------------------------
Core Fixed Income Fund                                                      0.16%
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 2003, the Large Cap Disciplined Equity, Small/Mid Cap Equity, Emerging Markets Equity, High Yield Bond and International Fixed Income Funds were not in operation. Each of these Funds will pay SIMC advisory fees, as a percentage of the average net assets of the Fund, at the following annual rates:

Large Cap Disciplined Equity Fund                                           0.40%
--------------------------------------------------------------------------------
Small/Mid Cap Equity Fund                                                   0.65%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund                                                1.05%
--------------------------------------------------------------------------------
High Yield Bond Fund                                                        0.49%
--------------------------------------------------------------------------------
International Fixed Income Fund                                             0.45%
--------------------------------------------------------------------------------

Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

ARONSON+JOHNSON+ORTIZ, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Fund. Theodore R. Aronson, CFA, CIC, Managing Principal, Kevin M. Johnson, Ph.D., Principal, and Martha E. Ortiz, CFA, CIC, Principal, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to AJO.

FRANKLIN PORTFOLIO ASSOCIATES, LLC: Franklin Portfolio Associates, LLC (Franklin), located at Two International Place, 22nd Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals at Franklin, led by John Cone, manages the portion of the Large Cap Fund's assets allocated to Franklin. Mr. Cone is the CEO and President of Franklin, and has been with Franklin since its inception in 1982.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.: Goldman Sachs Asset Management, L.P. (GSAM
LP), located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Fund. GSAM LP is part of the Investment Management Division and an affiliate of Goldman, Sachs & Co. A team of 23 investment professionals at GSAM LP manages the portion of the assets of the Large Cap Fund allocated to GSAM LP.

LSV ASSET MANAGEMENT: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Robert Vishny and Menno Vermeulen of LSV serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to LSV. They are all partners of LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the assets of the portion of the Fund managed by LSV.

McKINLEY CAPITAL MANAGEMENT, INC.: McKinley Capital Management, Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Large Cap Fund. Robert B. Gillam, Frederic H. Parke and Sheldon Lien of McKinley Capital serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to McKinley Capital. Mr. Gillam has been the Chief Investment Officer at McKinley Capital since the firm's inception in 1990, and has over 23 years of investment experience. Mr. Parke joined McKinley Capital in 1997. Prior to joining McKinley Capital, Mr. Parke was a Trader and Portfolio Manager at TransGlobal Investment from 1995 to 1997. Mr. Parke has 21 years of investment experience. Mr. Lien has been with McKinley Capital since 1995.

MONTAG & CALDWELL, INC.: Montag & Caldwell, Inc. (Montag), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326-3248, serves as a Sub-Adviser to the Large Cap Fund. William A. Vogel, Executive Vice President of Montag, serves as portfolio manager of the portion of the Large Cap Fund's assets allocated to Montag. Mr. Vogel has been a portfolio manager at Montag for 15 years, and has 22 years of investment experience.

PEREGRINE CAPITAL MANAGEMENT INC.: Peregrine Capital Management Inc. (Peregrine), located at 800 LaSalle Avenue, Minneapolis, Minnesota 55402-2018, serves as a Sub-Adviser to the Large Cap Fund. John Dale, Senior Vice President and Portfolio Manager, and Gary Nussbaum, Senior Vice President and Portfolio Manager, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to Peregrine. Mr. Dale joined Peregrine in 1987 and began his investment management career in 1968. Mr. Nussbaum joined Peregrine in 1990 and began his investment management career in 1987.

SANFORD C. BERNSTEIN & CO., LLC: Sanford C. Bernstein & Co., LLC (Bernstein), located at 767 Fifth Avenue, New York, New York 10153, serves as a Sub-Adviser to the Large Cap Fund. Bernstein is an indirect wholly-owned subsidiary of Alliance Capital Management L.P. (Alliance Capital). Lewis A. Sanders and Marilyn Goldstein Fedak serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to Bernstein. Effective June 30, 2003, Mr. Sanders became Chief Executive Officer of Alliance Capital. Mr. Sanders was elected Director, Vice Chairman, and Chief Investment Officer at Alliance Capital Management Corporation on October 2, 2000. Prior thereto, he served as Chairman and Chief Executive Officer of Sanford C. Bernstein & Co., Inc., which he joined in 1968. Ms. Fedak was named Executive Vice President, Chairman and Co-Chief Investment Officer for U.S. Value Equities of Alliance Capital in 2000.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC: Transamerica Investment Management, LLC
(TIM), located at 1150 S. Olive St., 27th Floor, Los Angeles, California 90015, serves as a Sub-Adviser to the Large Cap Fund. Jeffrey S. Van Harte, CFA, Senior Vice President, Portfolio Manager and Head of Equities, and Gary U. Rolle, CFA, President and Chief Investment Officer, of TIM serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to TIM. Mr. Van Harte has been with TIM and its predecessor firm since 1980 and has over 17 years of investment management experience. Mr. Rolle has been with TIM and its predecessor firm since 1967 and has over 32 years of investment management experience.

LARGE CAP VALUE FUND:

ARONSON+JOHNSON+ORTIZ, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Value Fund. Theodore R. Aronson, CFA, CIC, Managing Principal, Kevin M. Johnson, Ph.D., Principal, and Martha E. Ortiz, CFA, CIC, Principal, serve as portfolio managers of the portion of the Large Cap Value Fund's assets allocated to AJO.

FRANKLIN PORTFOLIO ASSOCIATES, LLC: Franklin Portfolio Associates, LLC (Franklin), located at Two International Place, 22nd Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals at Franklin, led by John Cone, manages the portion of the Large Cap Value Fund's assets allocated to Franklin. Mr. Cone is the CEO and President of Franklin, and has been with Franklin since its inception in 1982.

LSV ASSET MANAGEMENT: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Value Fund. Josef Lakonishok, Robert Vishny and Menno Vermeulen of LSV serve as portfolio managers of the portion of the Large Cap Value Fund's assets allocated to LSV. They are all partners of LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the assets of the portion of the Fund managed by LSV.

SANFORD C. BERNSTEIN & CO., LLC: Sanford C. Bernstein & Co., LLC (Bernstein), located at 767 Fifth Avenue, New York, New York 10153, serves as a Sub-Adviser to the Large Cap Value Fund. Bernstein is an indirect wholly-owned subsidiary of Alliance Capital Management, L.P. (Alliance Capital). Lewis A. Sanders and Marilyn Goldstein Fedak serve as portfolio managers of a portion of the Large Cap Value Fund's assets allocated to Bernstein. Effective June 30, 2003, Mr. Sanders became Chief Executive Officer of Alliance Capital. Mr. Sanders was elected Director, Vice Chairman, and Chief Investment Officer at Alliance Capital Management Corporation on October 2, 2000. Prior thereto, he served as Chairman and Chief Executive Officer of Sanford C. Bernstein & Co., Inc., which he joined in 1968. Ms. Fedak was named Executive Vice President, Chairman and Co-Chief Investment Officer for U.S. Value Equities of Alliance Capital in 2000.

LARGE CAP GROWTH FUND:

GOLDMAN SACHS ASSET MANAGEMENT, L.P.: Goldman Sachs Asset Management, L.P. (GSAM
LP), located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Growth Fund. GSAM LP is part of the Investment Management Division and an affiliate of Goldman, Sachs & Co. A team of 23 investment professionals at GSAM LP manages the portion of the assets of the Large Cap Growth Fund allocated to GSAM LP.

McKINLEY CAPITAL MANAGEMENT, INC.: McKinley Capital Management, Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Large Cap Growth Fund. Robert B. Gillam, Frederic H. Parke and Sheldon Lien of McKinley Capital serve as portfolio managers of the portion of the Large Cap Growth Fund's assets allocated to McKinley Capital. Mr. Gillam has been the Chief Investment Officer at McKinley Capital since the firm's inception in 1990, and has over 23 years of investment experience. Mr. Parke joined McKinley Capital in 1997. Prior to joining McKinley Capital, Mr. Parke was a Trader and Portfolio Manager at TransGlobal Investment from 1995 to 1997. Mr. Parke has 21 years of investment experience. Mr. Lien has been with McKinley Capital since 1995.

MONTAG & CALDWELL, INC.: Montag & Caldwell, Inc. (Montag), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326-3248, serves as a Sub-Adviser to the Large Cap Growth Fund. William A. Vogel, Executive Vice President of Montag, serves as portfolio manager of the portion of the Large Cap Growth Fund's assets allocated to Montag. Mr. Vogel has been a portfolio manager at Montag for 15 years, and has 22 years of investment experience.

PEREGRINE CAPITAL MANAGEMENT INC.: Peregrine Capital Management Inc. (Peregrine), located at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, serves as a Sub-Adviser to the Large Cap Growth Fund. John Dale, Senior Vice President and Portfolio Manager, and Gary Nussbaum, Senior Vice President and Portfolio Manager, serve as portfolio managers of the portion of the Large Cap Growth Fund's assets allocated to Peregrine. Mr. Dale joined Peregrine in 1987 and began his investment management career in 1968. Mr. Nussbaum joined Peregrine in 1990 and began his investment management career in 1987.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC: Transamerica Investment Management, LLC
(TIM), located at 1150 S. Olive St., 27th Floor, Los Angeles, California 90015, serves as a Sub-Adviser to the Large Cap Growth Fund. Jeffrey S. Van Harte, CFA, Senior Vice President, Portfolio Manager and Head of Equities, and Gary U. Rolle, CFA, President and Chief Investment Officer, of TIM serve as portfolio managers of the portion of the Large Cap Growth Fund's assets allocated to TIM. Mr. Van Harte has been with TIM and its predecessor firm since 1980 and has over 17 years of investment management experience. Mr. Rolle has been with TIM and its predecessor firm since 1967 and has over 32 years of investment management experience.

LARGE CAP DISCIPLINED EQUITY FUND:

ANALYTIC INVESTORS, INC.: Analytic Investors, Inc. (Analytic), located at 700 South Flower, Suite 2400, Los Angeles, California 90017, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals at Analytic manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Analytic.

BARCLAYS GLOBAL FUND ADVISORS: Barclays Global Fund Advisors (BGFA), located at 45 Fremont Street, San Francisco, California 94105, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals at BGFA manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to BGFA.

ENHANCED INVESTMENT TECHNOLOGIES, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 P.G.A. Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals at INTECH manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to INTECH.

PRUDENTIAL INVESTMENT MANAGEMENT, INC.: Prudential Investment Management, Inc.
(PIM), located at Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals at PIM, led by James H. Scott, Senior Managing Director, Quantitative Management, and Margaret Stumpp, Senior Managing Director, Quantitative Management, manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to PIM. Mr. Scott and Ms. Stumpp have been with PIM for 15 years.

SMALL/MID CAP EQUITY FUND:

ARTISAN PARTNERS LIMITED PARTNERSHIP: Artisan Partners Limited Partnership (Artisan), located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202 (effective November 15, 2003: 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202), serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Scott C. Satterwhite and James C. Kieffer, both Managing Directors of Artisan, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to Artisan. Prior to joining Artisan in 1997, Mr. Satterwhite was a Portfolio Manager at Wachovia Bank, N.A. and Mr. Kieffer was a research analyst at the investment firm McColl Partners.

BLACKROCK ADVISORS, INC.: BlackRock Advisors, Inc. (BlackRock), located at 40 East 52nd Street, New York, New York 10022, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Wayne Archambo, CFA, serves as lead portfolio manager and Kate O'Connor, CFA, serves as co-portfolio manager of the portion of the Small/Mid Cap Equity Fund's assets allocated to BlackRock. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. Prior to joining BlackRock in 2002, Ms. O'Connor served as an equity analyst at Independence

Investment LLC from 2000-2001 and a principal at Boston Partners Asset Management L.P. from 1997-2000.

DELAWARE MANAGEMENT COMPANY: Delaware Management Company, a series of Delaware Management Business Trust (DMC), located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals at DMC manages the portion of the Small/Mid Cap Equity Fund's assets allocated to DMC. The team members have an average of 14 years of investment experience.

LEE MUNDER INVESTMENTS, LTD.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Andrew Beja, CFA, Managing Director of LMIL, and Jonathan Stone, CFA, Managing Director of LMIL, serve as portfolio managers of the portion of the assets of the Small/Mid Cap Equity Fund allocated to LMIL. Mr. Beja and Mr. Stone each has over 18 and 20 years of investment experience, respectively.

LSV ASSET MANAGEMENT: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Josef Lakonishok, Robert Vishny and Menno Vermeulen of LSV serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to LSV. They are all partners of LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.45% of the average monthly market value of the assets of the portion of the Fund managed by LSV.

MARTINGALE ASSET MANAGEMENT, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals at Martingale manages the portion of the assets of the Small/Mid Cap Equity Fund allocated to Martingale.

MAZAMA CAPITAL MANAGEMENT, INC.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Ronald A. Sauer, a founder, President and Senior Portfolio Manager of Mazama, and Stephen C. Brink, CFA, Senior Vice President, Director of Research and Portfolio Manager of Mazama, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets managed by Mazama. Prior to founding Mazama in October 1997, Mr. Sauer was President and Director of Research at Black & Company, Inc. Mr. Sauer has over 23 years of investment experience. Prior to joining Mazama in 1997, Mr. Brink was Chief Investment Officer at US Trust's Pacific Northwest office. Mr. Brink has over 26 years of investment experience.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED: Security Capital Research & Management Incorporated (Security Capital), located at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Anthony R. Manno, Jr., Kenneth D. Statz, and Kevin W. Bedell comprise the Portfolio Management Committee of Security Capital. The Portfolio Management Committee is responsible for determining the portfolio composition for the Small/Mid Cap Equity Fund's assets allocated to Security Capital. The members of the Portfolio Management Committee have an average of 19 years of investment experience.

WELLINGTON MANAGEMENT COMPANY, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. James P. Hoffman, Senior Vice President and Partner, serves as portfolio manager of the portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management.

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                                       39

Mr. Hoffman has been with Wellington Management since 1997 and has 20 years of investment experience.

SMALL CAP FUND:

ARTISAN PARTNERS LIMITED PARTNERSHIP: Artisan Partners Limited Partnership (Artisan), located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202 (effective November 15, 2003: 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202), serves as a Sub-Adviser to the Small Cap Fund. Scott C. Satterwhite and James C. Kieffer, both Managing Directors of Artisan, serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to Artisan. Prior to joining Artisan in 1997, Mr. Satterwhite was a Portfolio Manager at Wachovia Bank, N.A. and Mr. Kieffer was a research analyst at the investment firm McColl Partners.

BLACKROCK ADVISORS, INC.: BlackRock Advisors, Inc. (BlackRock) located at 40 East 52nd Street, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. Wayne Archambo, CFA, serves as lead portfolio manager and Kate O'Connor, CFA, serves as a co-portfolio manager of the portion of the Small Cap Fund's assets allocated to BlackRock. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. Prior to joining BlackRock in 2002, Ms. O'Connor served as an equity analyst at Independence Investment LLC from 2000-2001 and a principal at Boston Partners Asset Management, L.P. from 1997-2000.

DAVID J. GREENE AND COMPANY, LLC: David J. Greene and Company, LLC (David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. Michael C. Greene, Chief Executive Officer, and Benjamin H. Nahum, Vice President and Research Analyst, of David J. Greene serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to David J. Greene. Messrs. Greene and Nahum have been Principals of the firm since 1998 and partners of its predecessor firm from 1988-1998 and 1993-1998, respectively.

DELAWARE MANAGEMENT COMPANY: Delaware Management Company, a series of Delaware Management Business Trust (DMC), located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals at DMC manages the portion of the Small Cap Fund's assets allocated to DMC. The team members have an average of 14 years of investment experience.

LEE MUNDER INVESTMENTS, LTD.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. Andrew Beja, CFA, Managing Director of LMIL, and Jonathan Stone, CFA, Managing Director of LMIL, serve as portfolio managers of the portion of the assets of the Small Cap Fund allocated to LMIL. Mr. Beja and Mr. Stone each has over 18 and 20 years of investment experience, respectively.

LSV ASSET MANAGEMENT: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. Josef Lakonishok, Robert Vishny and Menno Vermeulen of LSV serve as portfolio managers of the portion of the assets of the Small Cap Fund allocated to LSV. They are officers and partners of LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.50% of the average monthly market value of the assets of the portion of the Fund managed by LSV.

MARTINGALE ASSET MANAGEMENT, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. A team

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                                       40

of investment professionals at Martingale manages the portion of the assets of the Small Cap Fund allocated to Martingale.

MAZAMA CAPITAL MANAGEMENT, INC.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small Cap Fund. Ronald A. Sauer, a founder, President and Senior Portfolio Manager of Mazama, and Stephen C. Brink, CFA, Senior Vice President, Director of Research and Portfolio Manager of Mazama, serve as portfolio managers of the portion of the Small Cap Fund's assets managed by Mazama. Prior to founding Mazama in October 1997, Mr. Sauer was President and Director of Research at Black & Company, Inc. Mr. Sauer has over 23 years of investment experience. Prior to joining Mazama in 1997, Mr. Brink was Chief Investment Officer at US Trust's Pacific Northwest office. Mr. Brink has over 26 years of investment experience.

McKINLEY CAPITAL MANAGEMENT, INC.: McKinley Capital Management, Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Small Cap Fund. Robert B. Gillam, Frederic H. Parke and Sheldon Lien of McKinley Capital serve as portfolio managers of the portion of the assets of the Small Cap Fund allocated to McKinley Capital. Mr. Gillam has been the Chief Investment Officer at McKinley Capital since the firm's inception in 1990, and has over 23 years of investment experience. Mr. Parke joined McKinley Capital in 1997. Prior to joining McKinley Capital, Mr. Parke was a Trader and Portfolio Manager at TransGlobal Investments from 1995 to 1997.
Mr. Parke has 21 years of investment experience. Mr. Lien has been with McKinley Capital since 1995.

RS INVESTMENT MANAGEMENT, L.P.: RS Investment Management, L.P. (RSIM), located at 388 Market Street, Suite 1700, San Francisco, California 94111, serves as a Sub-Adviser to the Small Cap Fund. Jim Callinan of RSIM serves as portfolio manager of the portion of the assets of the Small Cap Fund allocated to RSIM. Mr. Callinan is a managing director of RSIM. He joined RSIM in June 1996 after nine years at Putnam Investments (Putnam) in Boston, where he served as a portfolio manager of the Putnam OTC Emerging Growth Fund. While at Putnam, Mr. Callinan also served as a specialty growth research analyst and portfolio manager of both the Putnam Emerging Information Science Trust Fund and the Putnam Emerging Health Sciences Trust Fund.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED: Security Capital Research & Management Incorporated (Security Capital), located at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Fund. Anthony R. Manno, Jr., Kenneth D. Statz, and Kevin W. Bedell comprise the Portfolio Management Committee of Security Capital. The Portfolio Management Committee is responsible for determining the portfolio composition for the Small Cap Fund's assets allocated to Security Capital. The members of the Portfolio Management Committee have an average of 21 years of investment experience.

WELLINGTON MANAGEMENT COMPANY, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Fund. Jamie A. Rome, CFA, Vice President and Equity Portfolio Manager of Wellington Management, serves as portfolio manager of the portion of the Small Cap Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management in 1994, and has 17 years of investment experience.

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                                       41

INTERNATIONAL EQUITY FUND:

ALLIANCE CAPITAL MANAGEMENT LP: Alliance Capital Management LP (Alliance Capital) located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at Alliance Capital manages the portion of the International Equity Fund's assets allocated to Alliance Capital.

CAPITAL GUARDIAN TRUST COMPANY: Capital Guardian Trust Company (CGTC), located at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at CGTC manages the portion of the assets of the International Equity Fund allocated to CGTC and utilizes a multi-portfolio management system.

FISHER INVESTMENTS, INC.: Fisher Investments, Inc. (Fisher), located at 13100 Skyline Blvd., Woodside, California 94062, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at Fisher manages the portion of the International Equity Fund's assets allocated to Fisher.

McKINLEY CAPITAL MANAGEMENT, INC.: McKinley Capital Management, Inc. (McKinley Capital) located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at McKinley Capital manages the portion of the International Equity Fund's assets allocated to McKinley Capital.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.: Morgan Stanley Investment Management Inc. (MSIM Inc.), located at 1221 Avenue of the Americas, New York, New York 10020, serves as a Sub-Adviser to the International Equity Fund. The Sub-Adviser's International Equity Value Team manages the portion of the International Equity Fund's assets allocated to MSIM Inc. Current members of the team include Dominic Caldecott, Managing Director, Peter Wright, Managing Director, William Lock, Managing Director, Walter Riddell, Executive Director, and John Goodacre, Vice President.

EMERGING MARKETS EQUITY FUND:

ALLIANCE CAPITAL MANAGEMENT L.P.: Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A committee of investment professionals at Alliance Capital manages the portion of the Emerging Markets Equity Fund's assets allocated to Alliance Capital.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC: The Boston Company Asset Management, LLC (The Boston Company), located at One Boston Place, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Emerging Markets Equity Fund. D. Kirk Henry, CFA and Senior Vice President of The Boston Company serves as portfolio manager of the portion of the assets of the Emerging Markets Equity Fund allocated to The Boston Company. Since joining The Boston Company in 1994, Mr. Henry has had primary responsibility for the firm's Emerging Markets Equity product and since January 1, 2003, responsibility for the International Equity product.

CITIGROUP ASSET MANAGEMENT LIMITED: Citigroup Asset Management Limited (Citigroup), located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, England, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Aquico Wen, CFA, CPA, Roger Garret, Chris Lively, Erda Gercek, and Olivier Lamaigre manage the portion of the Emerging Markets Equity Fund's assets allocated to Citigroup. Mr. Wen has been with Citigroup since 1998 and has 9 years of industry experience. Mr. Garret has been with Citigroup since 1991 and has 13 years of experience. Prior to joining Citigroup in 2000, Mr. Lively was an Analyst and Portfolio Manager for Pioneer Group, Inc. He has 9 years of

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                                       42

experience. Ms. Gercek has been with Citigroup since 1989 and has 12 years of experience. Mr. Lemaigre has been with Citigroup since 1993 and has 10 years of experience in emerging markets.

EMERGING MARKETS MANAGEMENT, L.L.C.: Emerging Markets Management, L.L.C. (EMM), located at 1001 Nineteenth Street, North, 17th Floor, Arlington, Virginia 22209-1722, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at EMM manages the portion of the Emerging Markets Equity Fund's assets allocated to EMM.

CORE FIXED INCOME FUND:

BLACKROCK ADVISORS, INC.: BlackRock Advisors, Inc. (BlackRock), located at 40 East 52nd Street, New York, New York 10022, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at BlackRock, led by Chief Investment Officer Keith Anderson, manages the portion of the Core Fixed Income Fund's assets allocated to BlackRock. Mr. Anderson is a Managing Director, Chief Investment Officer, Fixed Income and Co-Chair of Income Securities Group at BlackRock, and has 20 years of experience investing in fixed income securities.

METROPOLITAN WEST ASSET MANAGEMENT LLC: Metropolitan West Asset Management LLC
(MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Core Fixed Income Fund. MWAM's portfolio management team of Tad Rivelle, Laird Landmann, Stephen Kane, CFA, and David Lippman manages the portion of the Core Fixed Income Fund's assets allocated to MWAM. Mr. Rivelle is Managing Director and Chief Investment Officer at MWAM. Messrs. Landmann, Kane, and Lippman are Managing Directors and Generalist Portfolio Managers at MWAM. Each member of the portfolio management team has over 13 years of investment experience.

WELLS CAPITAL MANAGEMENT, INC.: Wells Capital Management, Inc. (Wells Capital), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at Wells Capital, lead by Senior Managing Director Bill Stevens and Senior Portfolio Manager Marie Chandoha, manages the portion of the Core Fixed Income Fund's assets allocated to Wells Capital. Mr. Stevens founded the fixed income team in 1992 at Montgomery Asset Management, which was acquired by Wells Fargo & Company in 2003, and began his investment career in 1984. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of Wells Capital. Ms. Chandoha joined the fixed income team in 1999 and began her investment career in 1983. Prior to that, Ms. Chandoha was Chief Bond Strategist at Goldman Sachs from 1996-1999.

WESTERN ASSET MANAGEMENT COMPANY: Western Asset Management Company (Western), located at 117 East Colorado Boulevard, 6th floor, Pasadena, California 91105, serves as a Sub-Adviser to the Core Fixed Income Fund. A committee of investment professionals at Western manages the portion of the assets of the Core Fixed Income Fund allocated to Western.

HIGH YIELD BOND FUND:

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT: Nicholas-Applegate Capital Management (Nicholas-Applegate), located at 600 West Broadway, Suite 2900, San Diego, California 92101, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals, led by Doug G. Forsyth, CFA, serves as portfolio managers of the portion of the assets of the High Yield Bond Fund allocated to Nicholas-Applegate. Mr. Forsyth, Lead Portfolio Manager of High Yield & Convertibles at Nicholas-Applegate, joined Nicholas-Applegate in 1994, and has 11 years of investment experience.

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                                       43

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.: Nomura Corporate Research and Asset Management Inc. (Nomura), located at 2 World Financial Center, Building B, New York, New York 10281-1198, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Levine, CFA, President and Chief Executive Officer of Nomura, applies a team approach to portfolio management by working alongside his team of portfolio managers, Stephen Kotsen, CFA, Vice President, and David Crall, CFA, Director, to manage Nomura's high yield bond portfolios and research analysis. This team manages the portion of the High Yield Bond Fund's assets allocated to Nomura. Prior to joining Nomura, Mr. Levine was President of Kidder, Peabody High Yield Asset Management, Inc. and Managing Director of Kidder, Peabody & Co., where he created the first high yield bond mutual fund. Prior to joining Nomura in 1999, Steven Kotsen worked at Lazard Freres Asset Management as a portfolio manager in the high yield group. David Crall has been with Nomura for 10 years, working in both analyst and portfolio manager roles.

SHENKMAN CAPITAL MANAGEMENT, INC.: Shenkman Capital Management, Inc. (Shenkman), located at 461 Fifth Avenue, New York, New York 10017, serves as a Sub-Adviser to the High Yield Bond Fund. Mark Shenkman, President and Chief Investment Officer, Frank Whitley, Executive Vice President, Mark Flanagan, Senior Vice President, and Robert Stricker, Senior Vice President of Shenkman serve as co-portfolio managers of the portion of the High Yield Bond Fund's assets allocated to Shenkman. Mr. Shenkman has served in these roles since he founded the firm in 1985. Mr. Whitley joined Shenkman in 1988, and has co-managed the investment process since 1994. Mr. Flanagan joined Shenkman in 1992, and after serving as Director of Credit Research, was promoted to a portfolio manager in 2002. Mr. Stricker has 30 years of investment experience and has been a portfolio manager since 2003. Mr. Shenkman, Mr. Whitley, Mr. Flanagan and Mr. Stricker have a combined 95 years of investment experience.

INTERNATIONAL FIXED INCOME FUND:

FISCHER FRANCIS TREES & WATTS, INC. AND ITS AFFILIATES: Fischer Francis Trees & Watts, Inc., a New York corporation located at 200 Park Avenue, 46th Floor, New York, New York 10166, and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as FFTW) serve as Sub-Adviser to the International Fixed Income Fund. FFTW's Investment Strategy Group is responsible for determining the investment strategy of the International Fixed Income Fund. Kevin Corrigan, Portfolio Manager and Managing Director of FFTW, serves as portfolio manager to the portion of the International Fixed Income Fund's assets allocated to FFTW. Mr. Corrigan joined FFTW in 1995 and has 8 years of investment experience.

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                                       44

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class A Shares of the Funds.

The Funds offer Class A Shares only to Eligible Investors that have signed an Investment Management Agreement with SIMC. Under each Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of its assets. Each Agreement sets forth the fee to be paid to SIMC, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance based fee or a fixed-dollar fee for certain specified services.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Eligible Investors (as defined above) may purchase Class A shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. The Funds may reject any purchase order if they determine that accepting the order would not be in the best interests of the Funds or their shareholders. This includes those from any individual or group who, in the Funds' view, are likely to engage in excessive trading (usually defined as more than four transactions out of a Fund within a calendar year).

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are normally executed at the net asset value per share (NAV) next determined after the intermediary receives the request. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through these financial institutions, you should contact these financial institutions directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

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                                       45

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Funds think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in any Fund. A Fund may accept investments of smaller amounts at its discretion.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to be obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary that you open your account through is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

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                                       46

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal Law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Fund Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds (or their authorized intermediary) receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

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                                       47

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the International Fixed Income, Emerging Markets Equity, and International Equity Funds to pay dividends periodically (at least once annually), the Core Fixed Income and High Yield Bond Funds to pay dividends monthly, and the Small Cap, Small/Mid Cap Equity, Large Cap, Large Cap Value, Large Cap Growth and Large Cap Disciplined Equity Funds to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. If you are a taxable investor, the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The International Equity, Emerging Markets Equity, and International Fixed Income Funds may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election.

MORE INFORMATION ABOUT TAXES IS IN THE FUNDS' SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of the Large Cap, Large Cap Value, Large Cap Growth, Small Cap, International Equity, and Core Fixed Income Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, along with each Fund's financial statements, appears in the Funds' annual report that accompanies the SAI. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

As of September 30, 2003, the Emerging Markets Equity, High Yield Bond, International Fixed Income and Small/Mid Cap Equity Funds had not commenced operations. The Large Cap Disciplined Equity Fund did not have performance information as of May 31, 2003 since it commenced operations on August 28, 2003.

FOR THE PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          NET
                                                        REALIZED
                                                          AND
                                                       UNREALIZED                   DISTRIBUTIONS     NET
                                NET ASSET                GAINS      DISTRIBUTIONS       FROM         ASSET               NET ASSETS
                                  VALUE       NET       (LOSSES)      FROM NET         REALIZED      VALUE,                END OF
                                BEGINNING  INVESTMENT      ON        INVESTMENT        CAPITAL       END OF   TOTAL        PERIOD
                                OF PERIOD    INCOME    SECURITIES      INCOME           GAINS        PERIOD  RETURN+    ($THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
  2003(3)                       $   13.82  $     0.16  $    (1.41)  $       (0.16)  $          --   $ 12.41    (8.98)%  $  3,008,463
------------------------------------------------------------------------------------------------------------------------------------
  2002                              16.31        0.15       (2.48)          (0.16)             --     13.82   (14.36)      2,938,135
------------------------------------------------------------------------------------------------------------------------------------
  2001                              19.48        0.17       (2.35)          (0.17)          (0.82)    16.31   (11.54)      3,451,673
------------------------------------------------------------------------------------------------------------------------------------
  2000                              18.82        0.20        1.48           (0.19)          (0.83)    19.48     9.10       3,184,226
------------------------------------------------------------------------------------------------------------------------------------
  1999                              16.35        0.20        2.88           (0.20)          (0.41)    18.82    19.40       1,669,945
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
  2003                          $   10.46  $     0.18  $    (1.19)  $       (0.18)  $          --   $  9.27    (9.53)%  $    402,605
------------------------------------------------------------------------------------------------------------------------------------
  2002                              11.20        0.17       (0.68)          (0.18)          (0.05)    10.46    (4.58)        406,494
------------------------------------------------------------------------------------------------------------------------------------
  2001                              10.38        0.19        0.84           (0.20)          (0.01)    11.20    10.04         350,978
------------------------------------------------------------------------------------------------------------------------------------
  2000(1)                           10.00        0.06        0.34           (0.02)             --     10.38     4.00         218,548
------------------------------------------------------------------------------------------------------------------------------------

                                                                      RATIO OF
                                RATIO OF                 RATIO OF       NET
                                  NET       RATIO OF     EXPENSES    INVESTMENT
                                EXPENSES       NET      TO AVERAGE   INCOME TO
                                   TO      INVESTMENT      NET        AVERAGE
                                 AVERAGE    INCOME TO     ASSETS     NET ASSETS   PORTFOLIO
                                  NET        AVERAGE    (EXCLUDING   (EXCLUDING   TURNOVER
                                 ASSETS    NET ASSETS     WAIVERS)     WAIVERS)     RATE
-------------------------------------------------------------------------------------------
LARGE CAP FUND
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  2003(3)                           0.26%        1.39%        0.47%        1.18%         51%
-------------------------------------------------------------------------------------------
  2002                              0.26         1.03         0.47         0.82          65
-------------------------------------------------------------------------------------------
  2001                              0.26         0.98         0.48         0.76         107
-------------------------------------------------------------------------------------------
  2000                              0.26         1.12         0.48         0.90          64
-------------------------------------------------------------------------------------------
  1999                              0.26         1.16         0.48         0.94          60
-------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  2003                              0.28%        2.17%        0.42%        2.03%         42%
-------------------------------------------------------------------------------------------
  2002                              0.28         1.70         0.44         1.54          34
-------------------------------------------------------------------------------------------
  2001                              0.28         1.86         0.46         1.68         104
-------------------------------------------------------------------------------------------
  2000(1)                           0.28         2.47         0.46         2.29          21
-------------------------------------------------------------------------------------------

                                                          NET
                                                        REALIZED
                                                          AND
                                                       UNREALIZED                   DISTRIBUTIONS     NET
                                NET ASSET                GAINS      DISTRIBUTIONS       FROM         ASSET               NET ASSETS
                                  VALUE       NET       (LOSSES)       FROM NET       REALIZED       VALUE,                END OF
                                BEGINNING  INVESTMENT     ON          INVESTMENT       CAPITAL       END OF   TOTAL        PERIOD
                                OF PERIOD    INCOME    SECURITIES       INCOME          GAINS        PERIOD  RETURN+    ($THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
  2003                          $    5.25  $     0.03  $    (0.52)  $       (0.02)  $          --   $  4.74    (9.20)%  $    376,413
------------------------------------------------------------------------------------------------------------------------------------
  2002                               6.95        0.02       (1.70)          (0.02)             --      5.25   (24.23)        257,196
------------------------------------------------------------------------------------------------------------------------------------
  2001                               9.96        0.03       (3.01)          (0.03)             --      6.95   (30.08)        252,555
------------------------------------------------------------------------------------------------------------------------------------
  2000(2)                           10.00        0.01       (0.04)          (0.01)             --      9.96    (0.24)        232,400
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
  2003(3)                       $   12.53  $     0.07  $    (0.94)  $       (0.06)  $          --   $ 11.60    (6.83)%  $  1,193,935
------------------------------------------------------------------------------------------------------------------------------------
  2002                              13.02        0.06       (0.45)          (0.07)          (0.03)    12.53    (2.99)      1,102,199
------------------------------------------------------------------------------------------------------------------------------------
  2001                              13.66        0.08        0.96           (0.09)          (1.59)    13.02     8.39         857,278
------------------------------------------------------------------------------------------------------------------------------------
  2000                              11.35        0.09        2.30           (0.08)             --     13.66    21.06         774,284
------------------------------------------------------------------------------------------------------------------------------------
  1999                              13.12        0.03       (0.89)          (0.04)          (0.87)    11.35    (5.81)        338,839
------------------------------------------------------------------------------------------------------------------------------------
CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
  2003                          $   10.27  $     0.50  $     0.60   $       (0.50)  $       (0.26)  $ 10.61    11.10%   $  2,431,368
------------------------------------------------------------------------------------------------------------------------------------
  2002                              10.49        0.54        0.06           (0.54)          (0.28)    10.27     6.43       2,354,581
------------------------------------------------------------------------------------------------------------------------------------
  2001                               9.82        0.66        0.67           (0.66)             --     10.49    13.92       2,131,474
------------------------------------------------------------------------------------------------------------------------------------
  2000                              10.22        0.61       (0.40)          (0.61)             --      9.82     2.07       1,999,815
------------------------------------------------------------------------------------------------------------------------------------
  1999                              10.57        0.62       (0.18)          (0.63)          (0.16)    10.22     4.15       1,046,367
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
  2003                          $    9.21  $     0.13  $    (1.46)  $       (0.12)  $          --   $  7.76   (14.43)%  $  1,176,097
------------------------------------------------------------------------------------------------------------------------------------
  2002                              10.34        0.11       (1.14)          (0.10)             --      9.21    (9.93)      1,259,408
------------------------------------------------------------------------------------------------------------------------------------
  2001                              13.61        0.17       (2.56)          (0.16)          (0.72)    10.34   (18.21)      1,190,830
------------------------------------------------------------------------------------------------------------------------------------
  2000                              11.58        0.24        2.40           (0.14)          (0.47)    13.61    22.82       1,186,706
------------------------------------------------------------------------------------------------------------------------------------
  1999                              11.35        0.10        0.65           (0.17)          (0.35)    11.58     6.93         690,389
------------------------------------------------------------------------------------------------------------------------------------

                                                                      RATIO OF
                                RATIO OF                 RATIO OF       NET
                                  NET       RATIO OF     EXPENSES    INVESTMENT
                                EXPENSES       NET      TO AVERAGE   INCOME TO
                                   TO      INVESTMENT      NET        AVERAGE
                                 AVERAGE    INCOME TO     ASSETS     NET ASSETS   PORTFOLIO
                                  NET        AVERAGE    (EXCLUDING   (EXCLUDING    TURNOVER
                                 ASSETS    NET ASSETS    WAIVERS)     WAIVERS)      RATE
-------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  2003                              0.28%        0.61%        0.47%        0.42%         60%
-------------------------------------------------------------------------------------------
  2002                              0.28         0.32         0.47         0.13          71
-------------------------------------------------------------------------------------------
  2001                              0.28         0.31         0.50         0.09         107
-------------------------------------------------------------------------------------------
  2000(2)                           0.28         0.58         0.51         0.35          13
-------------------------------------------------------------------------------------------
SMALL CAP FUND
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  2003(3)                           0.54%        0.67%        0.72%        0.49%         97%
-------------------------------------------------------------------------------------------
  2002                              0.54         0.54         0.71         0.37         115
-------------------------------------------------------------------------------------------
  2001                              0.54         0.63         0.73         0.44         154
-------------------------------------------------------------------------------------------
  2000                              0.53         0.73         0.73         0.53         159
-------------------------------------------------------------------------------------------
  1999                              0.54         0.33         0.73         0.14         154
-------------------------------------------------------------------------------------------
CORE FIXED INCOME FUND
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  2003                              0.18%        4.79%        0.37%        4.60%        436%
-------------------------------------------------------------------------------------------
  2002                              0.18         5.67         0.36         5.49         365
-------------------------------------------------------------------------------------------
  2001                              0.18         6.47         0.37         6.28         399
-------------------------------------------------------------------------------------------
  2000                              0.18         6.20         0.40         5.98         383
-------------------------------------------------------------------------------------------
  1999                              0.18         5.81         0.41         5.58         393
-------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  2003                              0.48%        1.85%        0.68%        1.65%         58%
-------------------------------------------------------------------------------------------
  2002                              0.48         1.30         0.66         1.12          84
-------------------------------------------------------------------------------------------
  2001                              0.48         1.68         0.67         1.49          71
-------------------------------------------------------------------------------------------
  2000                              0.43         1.08         0.64         0.87          74
-------------------------------------------------------------------------------------------
  1999                              0.43         1.40         0.66         1.17          82
-------------------------------------------------------------------------------------------

+ Returns are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(1) Commenced operations on January 31, 2000. All ratios for the period have been annualized.

(2) Commenced operations on February 28, 2000. All ratios for the period have been annualized.

(3)  Per share data calculated using average shares method.

Amounts designated as "--" are either $0 or have been rounded to $0.

[SEI INVESTMENTS LOGO]


More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated September 30, 2003 includes detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Large Cap, Large Cap Value, Large Cap Growth, Small Cap, International Equity, and Core Fixed Income Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

By Telephone:     Call 1-8OO-DIAL-SEI

By Mail:          Write to the Funds at:
                  1 Freedom Valley Drive
                  Oaks, PA 19456

By Internet:      http://www.seic.com

From the SEC: You can obtain the SAI or the Annual Report and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investment Trust's Investment Company Act registration number is 811-7257.

SEI-F-145 (9/03)

[SEI INVESTMENTS LOGO]


SEI INSTITUTIONAL INVESTMENTS TRUST

LARGE CAP FUND

SMALL CAP FUND

CLASS T

PROSPECTUS AS OF
SEPTEMBER 30, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SEI INVESTMENTS / PROSPECTUS


SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class T Shares of the Large Cap and Small Cap Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

          Large Cap Fund                                                       2

          Small Cap Fund                                                       5

          More Information About Fund Investments                              8

          Investment Adviser and Sub-Advisers                                  8

          Purchasing, Selling and Exchanging Fund Shares                      13

          Dividends, Distributions and Taxes                                  16

          Financial Highlights                                                17

          How to Obtain More Information About
            SEI Institutional Investments Trust                       Back Cover

Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies, and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes (represented by some of the Funds) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

LARGE CAP FUND

Fund Summary

INVESTMENT GOAL:                 Long-term growth of capital and income

SHARE PRICE VOLATILITY:          Medium to high

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers, the Fund
                                 invests in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, follows a distinct investment discipline. For example, the Sub-Advisers may include both value managers (I.E., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, book value or return on equity) and growth managers (I.E., managers that select stocks they believe have significant growth potential based on revenue and revenue growth and other factors). The Fund's portfolio is diversified as to issuers and industries.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

The Fund's Class T Shares commenced operations on December 13, 2002. Because the Fund's Class T Shares did not have a full calendar year of performance as of December 31, 2002, performance results for Class T Shares have not been provided. Since Class T Shares are invested in the same portfolio of securities as the Fund's Class A Shares, performance for Class T Shares will be substantially similar to those of Class A Shares, shown here, and will differ only to the extent that Class A Shares have lower expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for six years. The performance information shown is based on full calendar years.*

[CHART]

1997      35.69%
1998      25.33%
1999      19.73%
2000      -8.28%
2001     -13.92%
2002     -22.82%

BEST QUARTER:    23.28% (12/31/98)

WORST QUARTER:  -17.49% (09/30/02)

* The Fund's total return from January 1, 2003 to June 30, 2003 was 11.50%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2002 to those of the Frank Russell 1000 Index.

                                                                                               SINCE
LARGE CAP FUND -- CLASS A SHARES                                    1 YEAR      5 YEARS   INCEPTION*
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                 -22.82%       -1.77%        5.20%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions**                               -23.18%       -2.78%        4.14%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares**       -13.99%       -1.55%        4.02%
----------------------------------------------------------------------------------------------------
Frank Russell 1000 Index Return (reflects no deduction for
  fees, expenses, or taxes)***                                      -21.65%       -0.58%        5.76%
----------------------------------------------------------------------------------------------------

* The inception date for the Fund's Class A shares is June 14, 1996. Index returns shown from June 30, 1996.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 1000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                                                  CLASS T SHARES
----------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                                        0.40%
----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                                       None
----------------------------------------------------------------------------------------------------
Other Expenses                                                                                  0.62%
====================================================================================================
  Total Annual Fund Operating Expenses                                                          1.02%*
====================================================================================================

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Fund -- Class T Shares                                                                0.81%
----------------------------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                     1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------
Large Cap Fund -- Class T Shares                   $     104    $     325    $     563    $   1,248
----------------------------------------------------------------------------------------------------

SMALL CAP FUND

Fund Summary

INVESTMENT GOAL:                 Capital appreciation

SHARE PRICE VOLATILITY:          High

PRINCIPAL INVESTMENT STRATEGY:   Utilizing multiple sub-advisers, the Fund
                                 invests in common stocks of smaller U.S.
                                 companies

Investment Strategy

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, follows a distinct investment discipline. For example, the Sub-Advisers may include both value managers (I.E., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, book value or return on equity) and growth managers (I.E., managers that select stocks they believe have significant earnings growth potential based on revenue and earnings growth and other factors). The Fund's portfolio is diversified as to issuers and industries.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities are traded over the counter or listed on an exchange.

Performance Information

The Fund's Class T Shares commenced operations on November 26, 2002. Because the Fund's Class T Shares did not have a full calendar year of performance as of December 31, 2002, performance results for Class T Shares have not been provided. Since Class T Shares are invested in the same portfolio of securities as the Fund's Class A shares, performance for Class T Shares will be substantially similar to those of Class A Shares, shown here, and will differ only to the extent that Class A Shares have lower expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for six years. The performance information shown is based on full calendar years.*

[CHART]

1997      23.75%
1998      -0.35%
1999      22.88%
2000       5.89%
2001       2.65%
2002     -21.77%

BEST QUARTER:    20.38% (12/31/98)

WORST QUARTER:  -22.68% (09/30/98)

* The Fund's total return from January 1, 2003 to June 30, 2003 was 18.43%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2002 to those of the Frank Russell 2000 Index.

                                                                                               SINCE
SMALL CAP FUND -- CLASS A SHARES                                    1 YEAR      5 YEARS   INCEPTION*
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                 -21.77%        0.81%        4.49%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions**                               -21.96%       -0.78%        2.93%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares**       -13.36%        0.03%        3.01%
----------------------------------------------------------------------------------------------------
Frank Russell 2000 Index Return (reflects no deduction for
  fees, expenses, or taxes)***                                      -20.48%       -1.36%        2.93%
----------------------------------------------------------------------------------------------------

* The inception date for the Fund's Class A shares is June 14, 1996. Index returns shown from June 30, 1996.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 2000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest companies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                                                  CLASS T SHARES
----------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                                        0.65%
----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                                       None
----------------------------------------------------------------------------------------------------
Other Expenses                                                                                  0.62%
====================================================================================================
  Total Annual Fund Operating Expenses                                                          1.27%*
====================================================================================================

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Small Cap Fund -- Class T Shares                                                                1.09%
----------------------------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
Small Cap Fund -- Class T Shares                               $     129    $     403    $     697    $    1,534
----------------------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SEI INVESTMENTS MANAGEMENT CORPORATION (SIMC) ACTS AS THE MANAGER OF MANAGERS OF THE FUNDS, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUNDS SINCE IT ALLOCATES EACH FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Funds. As of June 30, 2003, SIMC had approximately $46.4 billion in assets under management. For the fiscal year ended May 31, 2003, SIMC received investment advisory fees (after fee waivers), as a percentage of each Fund's net assets, at the following annual rates:

Large Cap Fund                                          0.24%
-------------------------------------------------------------
Small Cap Fund                                          0.52%
-------------------------------------------------------------

Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

ARONSON+JOHNSON+ORTIZ, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Fund. Theodore R. Aronson, CFA, CIC, Managing Principal, Kevin M. Johnson, Ph.D., Principal, and Martha E. Ortiz, CFA, CIC, Principal, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to AJO.

FRANKLIN PORTFOLIO ASSOCIATES, LLC: Franklin Portfolio Associates, LLC (Franklin), located at Two International Place, 22nd Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals at Franklin, led by John Cone, manages the portion of the Large Cap Fund's assets allocated to Franklin. Mr. Cone is the CEO and President of Franklin, and has been with Franklin since its inception in 1982.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.: Goldman Sachs Asset Management, L.P. (GSAM
LP), located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Fund. GSAM LP is part of the Investment Management Division and an affiliate of Goldman, Sachs & Co. A team of 23 investment professionals at GSAM LP manages the portion of the assets of the Large Cap Fund allocated to GSAM LP.

LSV ASSET MANAGEMENT: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Robert Vishny and Menno Vermeulen of LSV serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to LSV. They are all partners of LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the assets of the portion of the Fund managed by LSV.

McKINLEY CAPITAL MANAGEMENT, INC.: McKinley Capital Management, Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Large Cap Fund. Robert B. Gillam, Frederic H. Parke and Sheldon Lien of McKinley Capital serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to McKinley Capital. Mr. Gillam has been the Chief Investment Officer at McKinley Capital since the firm's inception in 1990, and has over 23 years of investment experience. Mr. Parke joined McKinley Capital in 1997. Prior to joining McKinley Capital, Mr. Parke was a Trader and Portfolio Manager at TransGlobal Investment from 1995 to 1997. Mr. Parke has 21 years of investment experience. Mr. Lien has been with McKinley Capital since 1995.

MONTAG & CALDWELL, INC.: Montag & Caldwell, Inc. (Montag), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326-3248, serves as a Sub-Adviser to the Large Cap Fund. William A. Vogel, Executive Vice President of Montag, serves as portfolio manager of the portion of the Large Cap Fund's assets allocated to Montag. Mr. Vogel has been a portfolio manager at Montag for 15 years, and has 22 years of investment experience.

PEREGRINE CAPITAL MANAGEMENT INC.: Peregrine Capital Management Inc. (Peregrine), located at 800 LaSalle Avenue, Minneapolis, Minnesota 55402-2018, serves as a Sub-Adviser to the Large Cap Fund. John Dale, Senior Vice President and Portfolio Manager, and Gary Nussbaum, Senior Vice President and Portfolio Manager, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to Peregrine. Mr. Dale joined Peregrine in 1987 and began his investment management career in 1968. Mr. Nussbaum joined Peregrine in 1990 and began his investment management career in 1987.

SANFORD C. BERNSTEIN & CO., LLC: Sanford C. Bernstein & Co., LLC (Bernstein), located at 767 Fifth Avenue, New York, New York 10153, serves as a Sub-Adviser to the Large Cap Fund. Bernstein is an indirect wholly-owned subsidiary of Alliance Capital Management L.P. (Alliance Capital). Lewis A. Sanders and Marilyn Goldstein Fedak serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to Bernstein. Effective June 30, 2003, Mr. Sanders became Chief Executive Officer of Alliance Capital. Mr. Sanders was elected Director, Vice Chairman, and Chief Investment Officer at Alliance Capital Management Corporation on October 2, 2000. Prior thereto, he served as Chairman and Chief Executive Officer of Sanford C. Bernstein & Co., Inc., which he joined in 1968. Ms. Fedak was named Executive Vice President, Chairman and Co-Chief Investment Officer for U.S. Value Equities of Alliance Capital in 2000.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC: Transamerica Investment Management, LLC
(TIM), located at 1150 S. Olive St., 27th Floor, Los Angeles, California 90015, serves as a Sub-Adviser to the Large Cap Fund. Jeffrey S. Van Harte, CFA, Senior Vice President, Portfolio Manager and Head of Equities, and Gary U. Rolle, CFA, President and Chief Investment Officer, of TIM serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to TIM. Mr. Van Harte has been with TIM and its predecessor firm since 1980 and has over 17 years of investment management experience. Mr. Rolle has been with TIM and its predecessor firm since 1967 and has over 32 years of investment management experience.

SMALL CAP FUND:

ARTISAN PARTNERS LIMITED PARTNERSHIP: Artisan Partners Limited Partnership (Artisan), located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202 (effective November 15, 2003: 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202), serves as a Sub-Adviser to the Small Cap Fund. Scott C. Satterwhite and James C. Kieffer, both Managing Directors of Artisan, serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to Artisan. Prior to joining Artisan in 1997, Mr. Satterwhite was a Portfolio Manager at Wachovia Bank, N.A. and Mr. Kieffer was a research analyst at the investment firm McColl Partners.

BLACKROCK ADVISORS, INC.: BlackRock Advisors, Inc. (BlackRock) located at 40 East 52nd Street, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. Wayne Archambo, CFA, serves as lead portfolio manager and Kate O'Connor, CFA, serves as a co-portfolio manager of the portion of the Small Cap Fund's assets allocated to BlackRock. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. Prior to joining BlackRock in 2002, Ms. O'Connor served as an equity analyst at Independence Investment LLC from 2000-2001 and a principal at Boston Partners Asset Management, L.P. from 1997-2000.

DAVID J. GREENE AND COMPANY, LLC: David J. Greene and Company, LLC
(David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. Michael C. Greene, Chief Executive Officer, and Benjamin H. Nahum, Vice President and Research Analyst, of David J. Greene serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to David J. Greene. Messrs. Greene and Nahum have been Principals of the firm since 1998 and partners of its predecessor firm from 1988-1998 and 1993-1998, respectively.

DELAWARE MANAGEMENT COMPANY: Delaware Management Company, a series of Delaware Management Business Trust (DMC), located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals at DMC manages the portion of the Small Cap Fund's assets allocated to DMC. The team members have an average of 14 years of investment experience.

LEE MUNDER INVESTMENTS, LTD.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. Andrew Beja, CFA, Managing Director of LMIL, and Jonathan Stone, CFA, Managing Director of LMIL, serve as portfolio managers of the portion of the assets of the Small Cap Fund allocated to LMIL. Mr. Beja and Mr. Stone each has over 18 and 20 years of investment experience, respectively.

LSV ASSET MANAGEMENT: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. Josef Lakonishok, Robert Vishny and Menno Vermeulen of LSV serve as portfolio managers of the portion of the assets of the Small Cap Fund allocated to LSV. They are officers and partners of LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.50% of the average monthly market value of the assets of the portion of the Fund managed by LSV.

MARTINGALE ASSET MANAGEMENT, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals at Martingale manages the portion of the assets of the Small Cap Fund allocated to Martingale.

MAZAMA CAPITAL MANAGEMENT, INC.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small Cap Fund. Ronald A. Sauer, a founder, President and Senior Portfolio Manager of Mazama, and Stephen C. Brink, CFA, Senior Vice President, Director of Research and Portfolio Manager of Mazama, serve as portfolio managers of the portion of the Small Cap Fund's assets managed by Mazama. Prior to founding Mazama in October 1997, Mr. Sauer was President and Director of Research at Black & Company, Inc. Mr. Sauer has over 23 years of investment experience. Prior to joining Mazama in 1997, Mr. Brink was Chief Investment Officer at US Trust's Pacific Northwest office. Mr. Brink has over 26 years of investment experience.

McKINLEY CAPITAL MANAGEMENT, INC.: McKinley Capital Management, Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Small Cap Fund. Robert B. Gillam, Frederic H. Parke and Sheldon Lien of McKinley Capital serve as portfolio managers of the portion of the assets of the Small Cap Fund allocated to McKinley Capital. Mr. Gillam has been the Chief Investment Officer at McKinley Capital since the firm's inception in 1990, and has over 23 years of investment experience. Mr. Parke joined McKinley Capital in 1997. Prior to joining McKinley Capital, Mr. Parke was a Trader and Portfolio Manager at TransGlobal Investments from 1995 to 1997.
Mr. Parke has 21 years of investment experience. Mr. Lien has been with McKinley Capital since 1995.

RS INVESTMENT MANAGEMENT, L.P.: RS Investment Management, L.P. (RSIM), located at 388 Market Street, Suite 1700, San Francisco, California 94111, serves as a Sub-Adviser to the Small Cap Fund. Jim Callinan of RSIM serves as portfolio manager of the portion of the assets of the Small Cap Fund allocated to RSIM. Mr. Callinan is a managing director of RSIM. He joined RSIM in June 1996 after nine years at Putnam Investments (Putnam) in Boston, where he served as a portfolio manager of the Putnam OTC Emerging Growth Fund. While at Putnam,
Mr. Callinan also served as a specialty growth research analyst and portfolio manager of both the Putnam Emerging Information Science Trust Fund and the Putnam Emerging Health Sciences Trust Fund.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED: Security Capital Research & Management Incorporated (Security Capital), located at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Fund. Anthony R. Manno, Jr., Kenneth D. Statz, and Kevin W. Bedell comprise the Portfolio Management Committee of Security Capital. The Portfolio Management Committee is responsible for determining the portfolio composition for the Small Cap Fund's assets allocated to Security Capital. The members of the Portfolio Management Committee have an average of 21 years of investment experience.

WELLINGTON MANAGEMENT COMPANY, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Fund. Jamie A. Rome, CFA, Vice President and Equity Portfolio Manager of Wellington Management, serves as portfolio manager of the portion of the Small Cap Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management in 1994, and has 17 years of investment experience.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class T Shares of the Funds. The Funds offer Class T Shares only to financial institutions for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase Class T Shares on any day that the New York Stock Exchange
(NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class T Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders. This includes those from any individual or group who, in the Funds' view, are likely to engage in excessive trading (usually defined as more than four transactions out of a Fund within a calendar year).

When you purchase, sell, or exchange Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are normally executed at the net asset value per share (NAV) next determined after the intermediary receives the request. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through these financial institutions, you should contact these financial institutions directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Funds think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase Class T Shares for the first time, you must invest at least $100,000 in any Fund, with minimum subsequent investments of at least $1,000. A Fund may accept investments of smaller amounts at its discretion.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to be obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary that you open your account through is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal Law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class T Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds (or their authorized intermediary) receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

How to Exchange Your Shares

You may exchange Class T Shares of any Fund for Class T Shares of any other Fund on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution or intermediary by telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' Class T Shares.

For Class T Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

For Class T Shares, administrative servicing fees, as a percentage of average daily net assets, may be up to 0.30%.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income quarterly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. If you are a taxable investor, the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

MORE INFORMATION ABOUT TAXES IS IN THE FUNDS' SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class T Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, along with each Fund's financial statements, appears in the Funds' annual report that accompanies the SAI. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           NET
                                                        REALIZED
                                                           AND                        DISTRIBUTIONS        NET
                       NET ASSET                       UNREALIZED     DISTRIBUTION        FROM            ASSET
                         VALUE,          NET              GAINS        FROM NET         REALIZED         VALUE,
                       BEGINNING      INVESTMENT           ON         INVESTMENT         CAPITAL         END OF           TOTAL
                       OF PERIOD        INCOME         SECURITIES       INCOME            GAINS          PERIOD          RETURN+
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS T
------------------------------------------------------------------------------------------------------------------------------------
  2003(1)(3)           $ 11.43           $ 0.04         $ 1.02         $ (0.04)         $ --             $  12.45            9.28%
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS T
------------------------------------------------------------------------------------------------------------------------------------
  2003(2)(3)           $ 10.47           $ 0.01         $ 1.11         $ (0.02)         $ --             $ 11.57            10.69%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        RATIO OF
                                       RATIO OF         RATIO OF       RATIO OF            NET
                                          NET              NET         EXPENSES        INVESTMENT
                                       EXPENSES        INVESTMENT     TO AVERAGE        INCOME TO
                      NET ASSETS          TO             INCOME           NET            AVERAGE
                        END OF          AVERAGE            TO           ASSETS         NET ASSETS       PORTFOLIO
                        PERIOD            NET            AVERAGE      (EXCLUDING       (EXCLUDING       TURNOVER
                     ($THOUSANDS)       ASSETS         NET ASSETS       WAIVERS)        WAIVERS)          RATE
-------------------------------------------------------------------------------------------------------------------
LARGE CAP FUND
-------------------------------------------------------------------------------------------------------------------
CLASS T
-------------------------------------------------------------------------------------------------------------------
  2003(1)(3)           $  213            0.81%          0.66%          1.02%            0.45%              51%
-------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------
CLASS T
-------------------------------------------------------------------------------------------------------------------
  2003(2)(3)           $  186            1.09%          0.10%          1.27%           (0.08)%             97%
-------------------------------------------------------------------------------------------------------------------

+ Returns are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

(1) Commenced operations on December 13, 2002. All ratios for the period have been annualized.

(2) Commenced operations on November 26, 2002. All ratios for the period have been annualized.

(3)  Per share data calculated using average shares method.

Amounts designated as "--" are either $0 or have been rounded to $0.

[SEI INVESTMENTS LOGO]


More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated September 30, 2003 includes detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR  MORE INFORMATION:

By Telephone:  Call 1-8O0-DIAL-SEI

By Mail:       Write to the Funds at:
               1 Freedom Valley Drive
               Oaks, PA 19456

By Internet:   http://www.seic.com

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-7257.

SEI-F-146 (9/03)

[SEI INVESTMENTS LOGO]

SEI INSTITUTIONAL INVESTMENTS TRUST


LARGE CAP INDEX FUND

LARGE CAP VALUE INDEX FUND

LARGE CAP GROWTH INDEX FUND

PROSPECTUS AS OF SEPTEMBER 30, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SEI INVESTMENTS / PROSPECTUS


SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement (as discussed below). This prospectus gives you important information about shares of the Large Cap Index, Large Cap Value Index and Large Cap Growth Index Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

      Large Cap Index Fund                                       2
      Large Cap Value Index Fund                                 4
      Large Cap Growth Index Fund                                6
      More Information About Fund Investments                    8
      Investment Adviser and Sub-Adviser                         8
      Purchasing and Selling Fund Shares                         9
      Dividends, Distributions and Taxes                        12
      How to Obtain More Information About SEI
      Institutional Investments Trust                   Back Cover

Eligible Investors

Eligible investors are principally institutions, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans, and Taft-Hartley plans, that have entered into an Investment Management Agreement (an Agreement) with SEI Investments Management Corporation
(SIMC) (collectively, Eligible Investors). More information about Eligible Investors is in the "Purchasing and Selling Fund Shares" section of this prospectus.

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal.

Each Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Funds' ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. Investing in a Fund involves risk and there is no guarantee that a Fund will achieve its goal. No matter how good a job SIMC and the Sub-Adviser do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

LARGE CAP INDEX FUND

Fund Summary

INVESTMENT GOAL:                     Investment results that correspond to the Frank Russell 1000 Index
                                     (Russell 1000 Index)

SHARE PRICE VOLATILITY:              Medium to High

PRINCIPAL INVESTMENT STRATEGY:       Utilizing a sub-adviser, the Fund invests in the common stocks and other equity securities included in the Russell 1000 Index

Investment Strategy

The Large Cap Index Fund invests substantially all of its assets in securities that are included in the Russell 1000 Index, which is comprised of securities of the 1,000 largest U.S. companies (mostly common stocks). The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may deviate from the Russell 1000 Index. The Sub-Adviser purchases only a representative portion of the securities in the Russell 1000 Index, and performance of the Fund's portfolio of securities therefore may not match that of the Russell 1000 Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the Russell 1000 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

The Fund commenced operations on April 1, 2002. Because the Fund did not have a full calendar year of performance as of December 31, 2002, performance results have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                          CLASS A SHARES
----------------------------------------------------------------------------
Investment Advisory Fees                                                0.17%
----------------------------------------------------------------------------
Distribution (12b-1) Fees                                               None
----------------------------------------------------------------------------
Other Expenses                                                          0.08%
============================================================================
  Total Annual Fund Operating Expenses                                  0.25%*
============================================================================

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Administrator voluntarily waived a portion of its fees in order to keep total operating expenses at a specified level. The Administrator may discontinue all or part of its waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Index Fund                                                    0.20%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------------------------
Large Cap Index Fund                    $ 26         $ 80        $ 141         $ 318

LARGE CAP VALUE INDEX FUND

Fund Summary

INVESTMENT GOAL:                     Investment results that correspond to the Frank Russell 1000 Value
                                     Index (Russell 1000 Value Index)

SHARE PRICE VOLATILITY:              Medium to High

PRINCIPAL INVESTMENT STRATEGY:       Utilizing a sub-adviser, the Fund invests in the common stocks and other equity securities included in the Russell 1000 Value Index

Investment Strategy

The Large Cap Value Index Fund invests substantially all of its assets in securities that are included in the Russell 1000 Value Index, which is comprised of securities of the 1,000 largest U.S. companies (mostly common stocks) that have lower price-to-book ratios and lower forecasted growth values. The Fund's ability to replicate the performance of the Russell 1000 Value Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Value Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may deviate from the Russell 1000 Value Index. The Sub-Adviser purchases only a representative portion of the securities in the Russell 1000 Value Index, and performance of the Fund's portfolio of securities therefore may not match that of the Russell 1000 Value Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the Russell 1000 Value Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Value Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

The Fund is also subject to the risk that large capitalization value securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

As of September 30, 2003, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                          CLASS A SHARES
----------------------------------------------------------------------------
Investment Advisory Fees                                                0.17%
----------------------------------------------------------------------------
Distribution (12b-1) Fees                                               None
----------------------------------------------------------------------------
Other Expenses                                                          0.15%*
============================================================================
   Total Annual Fund Operating Expenses                                 0.32%**
============================================================================

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and Administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Large Cap Value Index Fund                                              0.20%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                        1 YEAR       3 YEARS
----------------------------------------------------------------------------
Large Cap Value Index Fund                                $ 33         $ 103

LARGE CAP GROWTH INDEX FUND

Fund Summary

INVESTMENT GOAL:                     Investment results that correspond to the Frank Russell 1000 Growth
                                     Index (Russell 1000 Growth Index)

SHARE PRICE VOLATILITY:              Medium to High

PRINCIPAL INVESTMENT STRATEGY:       Utilizing a sub-adviser, the Fund invests in the common stocks and other equity securities included in the Russell 1000 Growth Index

Investment Strategy

The Large Cap Growth Index Fund invests substantially all of its assets in securities that are included in the Russell 1000 Growth Index, which is comprised of securities of the 1,000 largest U.S. companies (mostly common stocks) that have higher price-to-book ratios and higher forecasted growth values. The Fund's ability to replicate the performance of the Russell 1000 Growth Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Growth Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may deviate from the Russell 1000 Growth Index. The Sub-Adviser purchases only a representative portion of the securities in the Russell 1000 Growth Index, and performance of the Fund's portfolio of securities therefore may not match that of the Russell 1000 Growth Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the Russell 1000 Growth Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Growth Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

The Fund is also subject to the risk that large capitalization growth securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

As of September 30, 2003, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                          CLASS A SHARES
----------------------------------------------------------------------------
Investment Advisory Fees                                                0.17%
----------------------------------------------------------------------------
Distribution (12b-1) Fees                                               None
----------------------------------------------------------------------------
Other Expenses                                                          0.15%*
============================================================================
   Total Annual Fund Operating Expenses                                 0.32%**
============================================================================

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and Administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Large Cap Growth Index Fund                                             0.20%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                          1 YEAR     3 YEARS
----------------------------------------------------------------------------
Large Cap Growth Index Fund                                 $ 33       $ 103

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Funds nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company's publication of the Russell Indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.

INVESTMENT ADVISER AND SUB-ADVISER

SEI INVESTMENTS MANAGEMENT CORPORATION (SIMC) ACTS AS THE MANAGER OF MANAGERS OF THE FUNDS, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUNDS SINCE IT ALLOCATES EACH FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES.

The Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Adviser to ensure compliance with the Funds' investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Adviser; establishes policies that they must follow in their management activities; and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Funds. As of June 30, 2003, SIMC had approximately $46.4 billion in assets under management. For the fiscal year ended May 31, 2003, SIMC received investment advisory fees, as a percentage of the Large Cap Index Fund's net assets, at the annual rate of 0.17%. For the fiscal year ended May 31, 2003, the Large Cap Value Index and Large Cap Growth Index Funds were not in operation. Each of these Funds will pay SIMC investment advisory fees, as a percentage of the average net assets of each Fund, at the annual rate of 0.17%.

Barclays Global Fund Advisors (BGFA), located at 45 Freemont Street, San Francisco, CA 94105, serves as the Sub-Adviser to each Fund.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Funds.

The Funds offer shares only to Eligible Investors that have signed an Investment Management Agreement with SIMC. Under each Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of its assets. Each Agreement sets forth the fee to be paid to SIMC, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance based fee or a fixed-dollar fee for certain specified services.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Eligible Investors (as defined above) may purchase shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. The Funds may reject any purchase order if they determine that accepting the order would not be in the best interests of the Funds or their shareholders. This includes those from any individual or group who, in the Funds' view, are likely to engage in excessive trading (usually defined as more than four transactions out of a Fund within a calendar year).

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are normally executed at the net asset value per share (NAV) next determined after the intermediary receives the request. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through these financial institutions, you should contact these financial institutions directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Funds think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in any Fund. A Fund may accept investments of smaller amounts at its discretion.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to be obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary that you open your account through is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal Law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Fund shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds (or their authorized intermediary) receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the Funds to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. If you are a taxable investor, the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult with your tax advisor regarding the rules governing your own retirement plan.

MORE INFORMATION ABOUT TAXES IS IN THE FUNDS' SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the shares of the Large Cap Index Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, along with the Fund's financial statements, appears in the Fund's annual report that accompanies the SAI. You can obtain the Fund's annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

As of September 30, 2003, the Large Cap Value Index and the Large Cap Growth Index Funds had not commenced operations.

FOR THE PERIODS ENDED MAY 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     NET
                                                   REALIZED
                                                     AND
                                                  UNREALIZED                 DISTRIBUTIONS  NET
                           NET ASSET                 GAINS    DISTRIBUTIONS      FROM      ASSET                NET ASSETS
                             VALUE       NET       (LOSSES)     FROM NET       REALIZED    VALUE,                 END OF
                           BEGINNING  INVESTMENT      ON       INVESTMENT      CAPITAL     END OF    TOTAL        PERIOD
                           OF PERIOD    INCOME    SECURITIES     INCOME         GAINS      PERIOD   RETURN+    ($THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP INDEX FUND
---------------------------------------------------------------------------------------------------------------------------
  2003                      $  9.34     $ 0.11     $ (0.85)(2)  $ (0.11)       $   --      $ 8.49    (7.79)%     $ 142,612
---------------------------------------------------------------------------------------------------------------------------
  2002(1)                     10.00       0.02       (0.68)          --            --        9.34    (6.60)         39,763
---------------------------------------------------------------------------------------------------------------------------

                                                                RATIO OF
                           RATIO OF                RATIO OF       NET
                             NET      RATIO OF     EXPENSES    INVESTMENT
                           EXPENSES     NET       TO AVERAGE   INCOME TO
                              TO     INVESTMENT      NET        AVERAGE
                           AVERAGE    INCOME TO     ASSETS     NET ASSETS    PORTFOLIO
                             NET       AVERAGE    (EXCLUDING   (EXCLUDING    TURNOVER
                            ASSETS   NET ASSETS    WAIVERS)     WAIVERS)       RATE
--------------------------------------------------------------------------------------
LARGE CAP INDEX FUND
--------------------------------------------------------------------------------------
  2003                        0.20%     1.67%        0.25%        1.62%         12%
--------------------------------------------------------------------------------------
  2002(1)                     0.20      1.30         0.39         1.11           1
--------------------------------------------------------------------------------------

+   Returns are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

(1) Commenced operations on April 1, 2002. All ratios for the period have been annualized.

(2) The amount shown for the year ended May 31, 2003 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

[SEI INVESTMENTS LOGO]

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated September 30, 2003 includes detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Large Cap Index Fund's holdings and contain information from the Fund's managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

By Telephone:  Call 1-8OO-DIAL-SEI

By Mail:       Write to the Funds at:
               1 Freedom Valley Drive
               Oaks, PA 19456

By Internet:   http://www.seic.com

From the SEC: You can obtain the SAI or the Annual Report and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-7257.

SEI-F-147 (9/03)

                      SEI INSTITUTIONAL INVESTMENTS TRUST

Adviser:

  SEI Investments Management Corporation

Administrator:

  SEI Investments Fund Management

Distributor:

  SEI Investments Distribution Co.

Sub-Advisers:

Alliance Capital Management L.P.
Analytic Investors, Inc.
Aronson+Johnson+Ortiz, LP
Artisan Partners Limited Partnership
Barclays Global Fund Advisors
BlackRock Advisors, Inc.
The Boston Company Asset Management, LLC
Capital Guardian Trust Company
Citigroup Asset Management Limited
David J. Greene and Company, LLC
Delaware Management Company, a series of
  Delaware Management Business Trust
Emerging Markets Management, L.L.C.
Enhanced Investment Technologies, LLC
Fischer Francis Trees & Watts, Inc. and its
  affiliates
Fisher Investments, Inc.
Franklin Portfolio Associates, LLC
Goldman Sachs Asset Management, L.P.
Lee Munder Investments, Ltd.
LSV Asset Management
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
McKinley Capital Management, Inc.
Metropolitan West Asset Management LLC
Montag & Caldwell, Inc.
Morgan Stanley Investment
  Management Inc.
Nicholas-Applegate Capital Management
Nomura Corporate Research and
  Asset Management Inc.
Peregrine Capital Management Inc.
Prudential Investment Management, Inc.
RS Investment Management, L.P.
Sanford C. Bernstein & Co., LLC
Security Capital Research & Management
  Incorporated
Shenkman Capital Management, Inc.
Transamerica Investment Management, LLC
Wellington Management Company, LLP
Wells Capital Management, Inc.
Western Asset Management Company

    This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus relating to Class A Shares of the Large Cap Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Disciplined Equity Fund, Small/Mid Cap Equity Fund, Small Cap Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Bond Fund and International Fixed Income Fund, the Prospectus relating to Class A Shares of the Large Cap Index Fund, Large Cap Index Growth Fund and Large Cap Value Index Fund, and the Prospectus relating to Class T Shares of the Large Cap Fund and Small Cap Fund, each dated September 30, 2003. A Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

    The Trust's financial statements for the fiscal year ended May 31, 2003, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference from the Trust's 2003 Annual Report. A copy of the 2003 Annual Report must accompany the delivery of this Statement of Additional Information.

    September 30, 2003

                               TABLE OF CONTENTS

THE TRUST.................................................................   S-3
INVESTMENT OBJECTIVES AND POLICIES........................................   S-4
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.....................  S-11
  American Depositary Receipts ("ADRs")...................................  S-11
  Asset-Backed Securities.................................................  S-12
  Commercial Paper........................................................  S-12
  Construction Loans......................................................  S-12
  Equity-Linked Warrants..................................................  S-13
  Equity Securities.......................................................  S-13
  Fixed Income Securities.................................................  S-14
  Foreign Securities......................................................  S-16
  Forward Foreign Currency Contracts......................................  S-17
  Futures and Options on Futures..........................................  S-18
  Illiquid Securities.....................................................  S-19
  Investment Companies....................................................  S-20
  Money Market Securities.................................................  S-20
  Mortgage-Backed Securities..............................................  S-21
  Mortgage Dollar Rolls...................................................  S-23
  Obligations of Domestic Banks, Foreign Banks and Foreign Branches of
    U.S. Banks............................................................  S-23
  Obligations of Supranational Agencies...................................  S-24
  Options.................................................................  S-24
  Privatizations..........................................................  S-25
  Put Transactions........................................................  S-25
  Receipts................................................................  S-26
  REITs...................................................................  S-26
  Repurchase Agreements...................................................  S-27
  Securities Lending......................................................  S-27
  Short Sales.............................................................  S-28
  Swaps, Caps, Floors, Collars and Swaptions..............................  S-28
  U.S. Government Securities..............................................  S-30
  Variable and Floating Rate Instruments..................................  S-30
  When-Issued and Delayed Delivery Securities.............................  S-30
  Yankee Obligations......................................................  S-31
  Zero Coupon Securities..................................................  S-31
INVESTMENT LIMITATIONS....................................................  S-32
THE ADMINISTRATOR AND TRANSFER AGENT......................................  S-35
THE ADVISER AND SUB-ADVISERS..............................................  S-36
DISTRIBUTION AND SHAREHOLDER SERVICING....................................  S-43
TRUSTEES AND OFFICERS OF THE TRUST........................................  S-43
PROXY VOTING POLICIES AND PROCEDURES......................................  S-48
PERFORMANCE...............................................................  S-49
PURCHASE AND REDEMPTION OF SHARES.........................................  S-51
TAXES.....................................................................  S-53
FUND PORTFOLIO TRANSACTIONS...............................................  S-56
DESCRIPTION OF SHARES.....................................................  S-59
LIMITATION OF TRUSTEES' LIABILITY.........................................  S-60
CODE OF ETHICS............................................................  S-60
VOTING....................................................................  S-60
SHAREHOLDER LIABILITY.....................................................  S-60
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................  S-61
MASTER/FEEDER OPTION......................................................  S-64
CUSTODIAN.................................................................  S-64
EXPERTS...................................................................  S-64
LEGAL COUNSEL.............................................................  S-64
APPENDIX A - DESCRIPTION OF RATINGS.......................................  S-65

September 30, 2003

                                   THE TRUST

    SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. Shareholders may purchase shares in certain funds through separate classes. Class A and Class T shares may be offered, which may provide for variations in transfer agent fees, shareholder service fees, dividends and certain voting rights. Except for such differences, each share of each fund represents an equal proportionate interest in that fund with each other share of that fund.

    The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

    This Statement of Additional Information relates to the following funds:
Large Cap, Large Cap Value, Large Cap Growth, Large Cap Disciplined Equity, Small/Mid Cap Equity, Small Cap, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Equity, International Equity, Large Cap Index, Large Cap Value Index and Large Cap Growth Index Funds (each a "Fund" and, together, the "Funds").

    The Large Cap Index, Large Cap Value Index and Large Cap Growth Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Large Cap Index, Large Cap Value Index and Large Cap Growth Index Funds nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

    Frank Russell Company's publication of the Russell Indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                       INVESTMENT OBJECTIVES AND POLICIES

    LARGE CAP FUND--The investment objective of the Large Cap Fund is long-term growth of capital and income.

    Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies (I.E., companies with market capitalizations of more than $1 billion at the time of purchase). The Fund will notify its shareholders at least 60 days prior to any change in this policy. Any remaining assets may be invested in investment grade fixed income securities (I.E., rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") at the time of investment, or determined by a Sub-Adviser to be of equivalent quality), including variable and floating rate securities, or in equity securities of smaller companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies and real estate investment trusts ("REITs"), when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.

    LARGE CAP VALUE FUND--The investment objective of the Large Cap Value Fund is long-term growth of capital and income.

    Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies (I.E., companies with market capitalizations of more than $1 billion). The Fund will notify its shareholders at least 60 days prior to any change in this policy. The Fund will invest primarily in a diversified portfolio of high quality, income producing common stocks of large companies which, in the opinion of the Sub-Advisers, are undervalued in the marketplace at the time of purchase. In general, the Sub-Advisers characterize high quality securities as those that have above-average reinvestment rates. The Sub-Advisers also consider other factors, such as earnings and dividend growth prospects, as well as industry outlook and market share. Any remaining assets may be invested in other equity securities and in investment grade fixed income securities (I.E., rated in one of the four highest rating categories by an NRSRO at the time of investment, or determined by a Sub-Adviser to be of equivalent quality). The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs, and shares of other investment companies, and lend its securities to qualified borrowers.

    LARGE CAP GROWTH FUND--The investment objective of the Large Cap Growth Fund is capital appreciation.

    Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies (I.E., companies with market capitalizations of more than $1 billion). The Fund will notify its shareholders at least 60 days prior to any change in this policy. The Fund will invest primarily in equity securities of large companies which, in the opinion of the Sub-Advisers, possess significant growth potential. Any remaining assets may be invested in investment grade fixed income securities (I.E., rated in one of the four highest rating categories by an NRSRO at the time of investment, or determined by a Sub-Adviser to be of equivalent quality) or in equity securities of smaller companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs, and shares of other investment companies, and lend its securities to qualified borrowers.

    LARGE CAP DISCIPLINED EQUITY FUND--The investment objective of the Large Cap Disciplined Equity Fund is capital appreciation.

    Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will notify its shareholders at least 60 days prior to any change in this policy. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (the "S&P 500 Index") (currently between $387 million and $284 billion). The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities. The Fund may also may engage in short sales. In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

    SMALL/MID CAP EQUITY FUND--The investment objective of the Small/Mid Cap Equity Fund is long-term capital appreciation.

    Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets in equity securities of small and medium sized companies. The Fund will notify its shareholders at least 60 days prior to any change in this policy. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (currently between $67 million and $3.6 billion). In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

    SMALL CAP FUND--The investment objective of the Small Cap Fund is capital appreciation.

    Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of smaller companies (I.E., companies with market capitalizations of less than $2 billion at the time of purchase). The Fund will notify its shareholders at least 60 days prior to any change in this policy. Any remaining assets may be invested in investment grade fixed income securities (I.E., rated in one of the four highest rating categories by an NRSRO at the time of investment, or determined by a Sub-Adviser to be of equivalent quality), including variable and floating rate securities, or in equity securities of larger companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies and REITs, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.

    INTERNATIONAL EQUITY FUND--The International Equity Fund seeks to provide capital appreciation.

    Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund will notify its shareholders at least 60 days prior to any change in this policy. The equity securities that the Fund invests in may include equity-linked warrants. The Fund will invest primarily in equity securities of non-U.S. issuers located in at least three different countries. Any remaining assets will be invested in securities of emerging markets issuers, U.S. or non-U.S. cash reserves and money market instruments, as well as variable and floating rate securities. The Fund may also purchase illiquid securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency and swap contracts and lend its securities to qualified borrowers.

    Securities of non-U.S. issuers purchased by the Fund may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets.

    EMERGING MARKETS EQUITY FUND--The Emerging Markets Equity Fund seeks to provide capital appreciation.

    Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of emerging markets issuers. The Fund will notify its shareholders at least 60 days prior to any change in this policy. The equity securities that the Fund invests in may include equity-linked warrants. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's Sub-Advisers consider emerging market issuers to include companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced, sales made or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in an emerging market country. Under normal market conditions, the Fund maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one country.

    The Fund may invest any remaining assets in investment grade fixed income securities (I.E., rated in one of the four highest rating categories by an NRSRO at the time of investment, or determined by a Sub-Adviser to be of equivalent quality), including variable and floating rate securities, of emerging market governments and companies, and may invest up to 5% of its total assets in securities that are rated below investment grade. Certain securities issued by governments of emerging market countries are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price volatility than investment grade securities.

    When in the Fund's Sub-Adviser's opinion there is an insufficient supply of suitable securities from emerging market issuers, the Fund may invest up to 20% of its total assets in the equity securities of non-emerging market companies contained in the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"). These companies typically have larger average market capitalizations than the emerging market companies in which the Fund generally invests.

    Securities of non-U.S. issuers purchased by the Fund may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets, and may be purchased in initial public offerings. The Fund may also purchase illiquid securities, including "special situation" securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions and swap contracts and lend its securities to qualified borrowers.

    The Fund's Sub-Advisers believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Fund's capital appreciation potential. Investments in special situations may be illiquid, as determined by the Fund's Sub-Advisers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Fund's investment in them will be consistent with its 15% restriction on investment in illiquid securities.

    CORE FIXED INCOME FUND--The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital.

    Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change in this policy. The Fund invests primarily in investment grade fixed income securities (I.E., rated in one of the four highest rating categories by an NRSRO at the time of investment, or determined by a Sub-Adviser to be of equivalent quality). The Fund may acquire all types of fixed income securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities and variable and floating rate securities. The Fund may invest not only in traditional fixed income securities, such as bonds and debentures, but in structured securities that make interest and principal payments based upon the performance of specified assets or indices. Structured securities include mortgage-backed securities, such as pass-through certificates, collateralized mortgage obligations and interest and principal only components of mortgage-backed securities. The Fund may also invest in mortgage dollar roll transactions, construction loans, Yankee obligations, illiquid securities, shares of other investment companies, obligations of supranational agencies, swaps, including caps, floors, collars and swaptions, warrants, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.

    The Fund invests in a portfolio with a dollar-weighted average duration that will, under normal market conditions, stay within plus or minus 20% of what the Sub-Advisers believe to be the average duration of the domestic bond market as a whole. The Sub-Advisers base their analysis of the average duration of the domestic bond market on bond market indices which they believe to be representative. The Sub-Advisers currently use the Lehman Aggregate Bond Index for this purpose.

    HIGH YIELD BOND FUND--The investment objective of the High Yield Bond Fund is to maximize total return.

    Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities that are below investment grade (I.E., rated below the top four rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the Fund's Sub-Advisers). The Fund will notify its shareholders at least 60 days prior to any change in this policy. Securities that are below investment grade are commonly referred to as "junk bonds," and generally entail increased credit and market risk. See "Lower Rated Securities" in "Description of Permitted Investments and Risk Factors" for additional information about "lower rated securities" or "junk bonds." The achievement of the Fund's investment objective may be more dependent on the Sub-Advisers' own credit analysis than would be the case if the Fund invested in higher rated securities. There is no bottom limit on the ratings of the high yield securities that may be purchased and held by the Fund. These securities may have predominantly speculative characteristics or may be in default. Any remaining assets may be invested in equity, investment grade fixed income and money market securities that the Sub-Advisers believe are appropriate in light of the Fund's objective.

    The Fund may acquire all types of fixed income securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. The Fund may also invest in Yankee obligations, illiquid securities, shares of other investment companies and REITs, warrants, when-issued and delayed-delivery securities, zero coupon obligations, pay-in-kind and deferred payment securities. The Fund may also borrow money, enter into forward foreign currency contracts, and lend its securities to qualified borrowers. The Fund's Sub-Advisers may vary the average maturity of the securities in the Fund without limit, and there is no restriction on the maturity of any individual security.

    The Fund's Sub-Advisers will consider ratings, but will perform their own analyses and will not rely principally on ratings. The Fund's Sub-Advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund.

    INTERNATIONAL FIXED INCOME FUND--The International Fixed Income Fund seeks to provide capital appreciation and current income.

    Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change in this policy. The Fund will invest primarily in investment grade fixed income securities of issuers located in at least three countries other than the United States.

    The Fund may invest its remaining assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities") and preferred stocks of U.S. and foreign issuers. The Fund also may engage in short selling against the box. The Fund may also invest in securities of companies located in and governments of emerging market countries. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. Investments in emerging markets countries will not exceed 5% of the Fund's total assets at the time of purchase. Such investments entail risks different from investments in securities of companies and governments of more developed, stable nations.

    The Fund may acquire all types of fixed income securities issued by foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. The Fund may invest in traditional fixed income securities such as bonds and debentures, and in structured securities that derive interest and principal payments from specified assets or indices. All such investments will be in investment grade securities denominated in various currencies, including the European Currency Unit. The Fund may also invest in illiquid securities, shares of other investment companies, obligations of supranational entities, warrants, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions and swap contracts and lend its securities to qualified borrowers. Furthermore, although the Fund will concentrate its investments in relatively developed countries, the Fund may invest up to 20% of its assets in fixed income securities of issuers in, or denominated in the currencies of, developing countries and that are investment-grade securities or determined by the Sub-Advisers to be of comparable quality to such securities and debt obligations at the time of purchase.

    There are no restrictions on the average maturity of the Fund or the maturity of any single instrument. Maturities may vary widely depending on the Fund's Sub-Advisers' assessment of interest rate trends and other economic and market factors.

    The Fund is a non-diversified fund. Investment in a non-diversified company may entail greater risk than investment in a diversified company. The Fund's ability to focus its investments on a fewer number of issuers means that economic, political or regulatory developments affecting the Fund's investment securities could have a greater impact on the total value of the Fund than would be the case if the Fund were diversified among more issuers. The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" for additional information.

    LARGE CAP INDEX FUND--The Large Cap Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization ("Russell 1000 Companies").

    The Fund will invest substantially all of its assets in securities that are included in the Russell 1000 Index, which is comprised of securities of the 1,000 largest U.S. companies (mostly common stocks). The Fund will notify shareholders at least 60 days prior to any change to this policy. Accordingly, an investment in shares of the Fund involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the Russell 1000 Index.

    The Fund may invest in a statistically selected sample of the stocks included in the Russell 1000 Index instead of allocating all of the Fund's assets among all of the common stocks, or in the same weightings as the Russell 1000 Index. The Fund's ability to duplicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cashflows into and out of the Fund, as well as on the level of the Fund's expenses. Adjustments made to accommodate cash flows will track the Russell 1000 Index to the maximum extent possible, and may result in brokerage expenses for the Fund. Over time, the correlation between the performance of the Fund and the Russell 1000 Index is expected to be over 0.95, before fees and expenses, in falling as well as rising markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 1000 Index. The Fund does not seek to "beat" the markets it tracks and does not seek temporary defensive positions when markets appear overvalued.

    The Fund's investment Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Fund. However, an investment may be removed from the Fund if, in the judgment of the Fund's Sub-Adviser, extraordinary events or adverse financial conditions have substantially impaired the merit of the investment. Furthermore, administrative adjustments may be made in the Fund from time to time because of mergers, changes in the composition of the Russell 1000 Index and similar reasons. In certain circumstances, the Fund's Sub-Adviser may exercise discretion in determining whether to exercise warrants or rights issued in respect to Fund securities or whether to tender Fund securities pursuant to a tender or exchange offer or in similar situations.

    The Fund may enter into stock index futures contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Fund's assets which are tracking the performance of the Russell 1000 Index, provided that the value of these contracts does not exceed 20% of the Fund's net assets. The Fund also can sell such futures contracts in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

    The Fund may invest cash reserves in securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least BBB by S&P and/or Baa by Moody's, certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes and it is expected that cash reserve items would normally be less than 10% of the Fund's net assets. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs, and shares of other investment companies, including exchange traded funds ("ETFs"), and lend its securities to qualified borrowers.

    LARGE CAP VALUE INDEX FUND--The Large Cap Value Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Value Index, which measures the performance of the Russell 1000 Companies with lower price-to-book ratios and lower forecasted growth values.

    The Fund will invest substantially all of its assets in securities that are included in the Russell 1000 Value Index, which is comprised of securities of the 1,000 largest U.S. companies (mostly common stocks) that have a lower price-to-book ratios and lower forecasted growth values. The Fund will notify shareholders at least 60 days prior to any change to this policy. Accordingly, an investment in shares of the Fund involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the Russell 1000 Value Index.

    The Fund may invest in a statistically selected sample of the stocks included in the Russell 1000 Value Index instead of allocating all of the Fund's assets among all of the common stocks, or in the same weightings as the Russell 1000 Value Index. The Fund's ability to duplicate the performance of the Russell 1000 Value Index will depend to some extent on the size and timing of cashflows into and out of the Fund, as well as on the level of the Fund's expenses. Adjustments made to accommodate cash flows will track the Russell 1000 Value Index to the maximum extent possible, and may result in brokerage expenses for the Fund. Over time, the correlation between the performance of the Fund and the Russell 1000 Value Index is expected to be over 0.95, before fees and expenses, in falling as well as rising markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 1000 Value Index. The Fund does not seek to "beat" the markets it tracks and does not seek temporary defensive positions when markets appear overvalued.

    The Fund's investment Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Fund. However, an investment may be removed from the Fund if, in the judgment of the Fund's Sub-Adviser, extraordinary events or adverse financial conditions have substantially impaired the merit of the investment. Furthermore, administrative adjustments may be made in the Fund from time to time because of mergers, changes in the composition of the Russell 1000 Value Index and similar reasons. In certain circumstances, the Fund's Sub-Adviser may exercise discretion in determining whether to exercise warrants or rights issued in respect to Fund securities or whether to tender Fund securities pursuant to a tender or exchange offer or in similar situations.

    The Fund may enter into stock index futures contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Fund's assets which are tracking the performance of the Russell 1000 Value Index, provided that the value of these contracts does not exceed 20% of the Fund's net assets. The Fund also can sell such futures contracts in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

    The Fund may invest cash reserves in securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least BBB by S&P and/or Baa by Moody's, certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes and it is expected that cash reserve items would normally be less than 10% of the Fund's net assets. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs, and shares of other investment companies, including ETFs, and lend its securities to qualified borrowers.

    LARGE CAP GROWTH INDEX FUND--The Large Cap Growth Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Growth Index, which measures the performance of the Russell 1000 Companies with higher price-to-book ratios and higher forecasted growth values.

    The Fund will invest substantially all of its assets in securities that are included in the Russell 1000 Growth Index, which is comprised of securities of the 1,000 largest U.S. companies (mostly common stocks) that have higher price-to-book ratios and higher forecasted growth values. The Fund will notify shareholders at least 60 days prior to any change to this policy. Accordingly, an investment in shares of the Fund involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the Russell 1000 Growth Index.

    The Fund may invest in a statistically selected sample of the stocks included in the Russell 1000 Growth Index instead of allocating all of the Fund's assets among all of the common stocks, or in the same weightings as the Russell 1000 Growth Index. The Fund's ability to duplicate the performance of the Russell 1000 Growth Index will depend to some extent on the size and timing of cashflows into and out of the Fund, as well as on the level of the Fund's expenses. Adjustments made to accommodate cash flows will track the Russell 1000 Growth Index to the maximum extent possible, and may result in brokerage expenses for the Fund. Over time, the correlation between the performance of the Fund and the Russell 1000 Growth Index is expected to be over 0.95, before fees and expenses, in falling as well as rising markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 1000 Growth Index. The Fund does not seek to "beat" the markets it tracks and does not seek temporary defensive positions when markets appear overvalued.

    The Fund's investment Sub-Adviser, makes no attempt to "manage" the Fund in the traditional sense (I.E., by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Fund. However, an investment may be removed from the Fund if, in the judgment of the Fund's Sub-Adviser, extraordinary events or adverse financial conditions have substantially impaired the merit of the investment. Furthermore, administrative adjustments may be made in the Fund from time to time because of mergers, changes in the composition of the Russell 1000 Growth Index and similar reasons. In certain circumstances, the Fund's Sub-Adviser may exercise discretion in determining whether to exercise warrants or rights issued in respect to Fund securities or whether to tender Fund securities pursuant to a tender or exchange offer or in similar situations.

    The Fund may enter into stock index futures contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Fund's assets which are tracking the performance of the Russell 1000 Growth Index, provided that the value of these contracts does not exceed 20% of the Fund's net assets. The Fund also can sell such futures contracts in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

    The Fund may invest cash reserves in securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least BBB by S&P and/or Baa by Moody's, certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes and it is expected that cash reserve items would normally be less than 10% of the Fund's net assets. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs, and shares of other investment companies, including ETFs, and lend its securities to qualified borrowers.

    There can be no assurance that the Funds will achieve their respective investment objectives.

             DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

    The following are descriptions of the permitted investments and investment practices discussed in Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Adviser or Sub-Adviser, as applicable, such investment will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The Adviser or Sub-Adviser, as applicable, will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

    AMERICAN DEPOSITARY RECEIPTS ("ADRs")--ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

    ASSET-BACKED SECURITIES--Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

    Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

    Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be limited secondary market for such securities.

    COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to 270 days.

    CONSTRUCTION LOANS--In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration (FHA) under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA- or GNMA-insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development (HUD) through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, and so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

    Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

    Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate (CLC). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate (PLC). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As

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such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

    EQUITY-LINKED WARRANTS--Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant redeemed with the proceeds.

    Each warrant represents one share of the underlying stock, therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

    There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but the Sub-Advisers can mitigate this by only purchasing from issuers with the highest credit rating). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

    EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

    COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

    PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

    WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have

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value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

    CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

    Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

    SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

    FIXED INCOME SECURITIES--Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

    Additional information regarding fixed income securities is described below:

    DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

    INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Fund's Sub-Advisers. See "Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represents its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. In the event a security owned by a Fund is downgraded, the Sub-Adviser will review the situation and take appropriate action with regard to the security.

    LOWER RATED SECURITIES. Lower rated bonds are commonly referred to as "junk bonds" or high yield/ high risk securities. These securities are rated "Baa" or "BBB" or lower by an NRSRO. Each Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P. These ratings indicate that the obligations are speculative and may be in default. The High Yield Bond and Emerging Markets Equity Funds may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

    Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's Sub-Advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

    Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

    GROWTH OF HIGH YIELD BOND, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

    SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

    PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

    LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

    TAXES. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

    FOREIGN SECURITIES--Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

    The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

    A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

    In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

    FORWARD FOREIGN CURRENCY CONTRACTS--A forward foreign currency contract involves a negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    A Fund may utilize forward currency contracts to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies ("Transaction Hedging") or to lock in the U.S. dollar value of portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

    Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when an Adviser or a Sub-Adviser, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

    The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

    A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. In addition, a Fund may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked.

    Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act").

    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    FUTURES AND OPTIONS ON FUTURES--Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, a Fund may use futures contracts and related options for either (i) "BONA FIDE hedging purposes," as such term is defined by the CFTC, or (ii) for other purposes only to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options on futures contracts are in the money) do not exceed 5% of the Fund's net assets. Instances in which a Fund may use futures contracts and related options for purposes other than BONA FIDE hedging include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies: attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

    An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.

No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

    When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

    A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

    A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

    There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's or a Sub-Adviser's, as applicable, ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures;
(3) there may not be a liquid secondary market for a futures contract or option;
(4) trading restrictions or limitations may be imposed by an exchange; and
(5) government regulations may restrict trading in futures contracts and futures options. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

    ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser or a Sub-Adviser, as applicable, determines the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, the Adviser or a Sub-Adviser, as applicable, may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

    INVESTMENT COMPANIES--Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. The Trusts and the Adviser have obtained an order from the SEC that permits the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated investment companies, which comply with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12 of the 1940 Act.

    Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

    Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act. A Fund may incur additional tax liability and be subject to special tax rules with respect to any investments in the stock of a foreign issuer that constitutes a "passive foreign investment company" under the Code.

    EXCHANGE TRADED FUNDS. Exchange Traded Funds (ETFs) are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

    MONEY MARKET SECURITIES--Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the Adviser or a Sub-Adviser, as applicable, to be of

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comparable quality at the time of purchase; short-term bank obligations
(certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see Appendix A to this SAI.

    MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

    GOVERNMENT PASS-THROUGH SECURITIES. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, FHLMC has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

    Obligations of GNMA are backed by the full faith and credit of the U.S. government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. government but are considered to be of high quality since they are considered to be instrumentalities of the U.S. government. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

    PRIVATE PASS-THROUGH SECURITIES. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

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    COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS").  CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

    CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

    REMICS. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. government.

    ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

    PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    ESTIMATED AVERAGE LIFE. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

    MORTGAGE DOLLAR ROLLS--Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.

    To avoid any leveraging concerns, a Fund will place liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

    OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S.
BANKS--The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

    BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

    CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

    TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

    OBLIGATIONS OF SUPRANATIONAL AGENCIES--Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Obligations of Supranational entities may be purchased by the Core Fixed Income, International Fixed Income, Emerging Markets Equity and International Equity Funds. Currently, each Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

    OPTIONS--A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

    A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

    Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

    All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

    Each Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or a Sub-Adviser, as applicable, determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

    The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

    A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

    A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

    A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

    The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

    Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

    PRIVATIZATIONS--Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

    PUT TRANSACTIONS--All of the Funds may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Fund's Sub-Advisers believe present minimum credit risks, and the Fund's Sub-Advisers would use their best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

    The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of fund securities that a Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

    RECEIPTS--Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

    REITs--REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

    A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

    REPURCHASE AGREEMENTS--A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser or Sub-Adviser, as applicable. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser or Sub-Adviser, as applicable, monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser or Sub-Adviser, as applicable, liquidity or other considerations so warrant.

    SECURITIES LENDING--Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, Sub-Advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

    The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

    By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

    SHORT SALES--Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

    Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or
(b) otherwise cover the Fund's short position.

    SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS--Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

    A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

    A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

    Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

    Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

    The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

    Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

    Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

    A Fund will enter into swaps only with counterparties that the Adviser or Sub-Advisers believe to be creditworthy. In addition, a Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise cover the transaction by entering into an offsetting position or agreement.

    U.S. GOVERNMENT SECURITIES--Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury Obligations and the obligations of U.S. Government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

    U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

    U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

    U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

    VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued and delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will segregate or earmark liquid assets with its Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate.

    YANKEE OBLIGATIONS--Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933 (the "Securities Act"). These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

    The Yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

    ZERO COUPON SECURITIES--Zero coupon securities are securities that are sold at a discount to par value, and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    To avoid any leveraging concerns, the Fund will place cash or liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

    Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or
(ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

    The following investment limitations and the investment limitations in the Prospectus are fundamental policies of the Large Cap, Large Cap Value, Large Cap Growth, Small Cap, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Equity, and International Equity Funds and may not be changed without shareholder approval.

A Fund may not:

1. With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction does not apply to the International Fixed Income Fund.

2. Purchase any securities which would cause more than 25% of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3. Issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of a Fund's total assets, all borrowings shall be repaid before such Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of such Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets will not be considered borrowings or senior securities.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
    (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts, and
    (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

8. Invest less than 65% of its assets in the types of securities described in its Prospectus.

    The foregoing percentage limitations will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in this Statement of Additional Information.

    For purposes of the industry concentration limitation specified in the Prospectus, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

NON-FUNDAMENTAL POLICIES

    The following investment limitations are non-fundamental policies of the Large Cap, Large Cap Value, Large Cap Growth, Small Cap, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Equity, and International Equity Funds and may be changed without shareholder approval.

A Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.  Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions, (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts, and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities.

FUNDAMENTAL POLICIES

    The following investment limitations are fundamental policies of the Large Cap Index, Large Cap Growth Index, Large Cap Value Index, Large Cap Disciplined Equity and Small/Mid Cap Equity Funds and may not be changed without shareholder approval.

A Fund may not:

1. With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause more than 25% (25% or more for the Large Cap Disciplined Equity and Small/Mid Cap Equity Funds) of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3. Issue any class of senior security (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
    (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts, and
    (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

    The foregoing percentage limitations will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in this Statement of Additional Information.

    For purposes of the industry concentration limitation specified in the Statement of Additional Information, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

NON-FUNDAMENTAL POLICIES

    The following investment limitations are non-fundamental policies of the Large Cap Index, Large Cap Growth Index, Large Cap Value Index, Large Cap Disciplined Equity and Small/Mid Cap Equity Funds and may be changed without shareholder approval.

A Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.  Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions, (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts, and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities. This policy does not apply to the Large Cap Disciplined Equity and Small/Mid Cap Equity Funds.

                      THE ADMINISTRATOR AND TRANSFER AGENT

    GENERAL. SEI Investments Fund Management (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

    ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days written notice to the Administrator; or (b) by the Administrator on not less than 90 days written notice to the Trust.

    If operating expenses of any Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

    For the fiscal years ended May 31, 2001, 2002, and 2003, the following table shows (i) the dollar amount of fees paid to the Administrator by each Fund; and
(ii) the dollar amount of the Administrator's voluntary fee waivers.

                                                                                         FEES WAIVED
                                                             FEES PAID                   (REIMBURSED)
                                                               (000)                        (000)
                                                      ------------------------    --------------------------
FUND                                                  2001     2002      2003      2001      2002      2003
----                                                  ----     ----      ----      ----      ----      ----
Large Cap Fund....................................     $0       $0        $0      $1,669    $1,559    $1,380
Large Cap Value Fund..............................     $0       $0        $0      $  137    $  178    $  184
Large Cap Growth Fund.............................     $0       $0        $0      $  116    $  128    $  169
Small Cap Fund....................................     $0       $0        $0      $  418    $  562    $  490
International Equity Fund.........................     $0       $0        $0      $  594    $  587    $  547
Emerging Markets Equity Fund......................     *       *         *          *         *         *
Core Fixed Income Fund............................     $0       $0        $0      $1,098    $1,101    $1,158
High Yield Bond Fund..............................     *       *         *          *         *         *
International Fixed Income Fund...................     *       *         *          *         *         *
Large Cap Index Fund..............................     *        $0**      $0        *       $    3**  $   32
Large Cap Value Index Fund........................     *       *         *          *         *         *
Large Cap Growth Index Fund.......................     *       *         *          *         *         *
Large Cap Disciplined Equity Fund.................     *       *         *          *         *         *
Small/Mid Cap Equity Fund.........................     *       *         *          *         *         *

------------------------

*   Not in operation during such period.

**  Commenced operations on April 1, 2002.

                        THE ADVISER AND THE SUB-ADVISERS

    GENERAL. SEI Investments Management Corporation ("SIMC" or the "Adviser") is a wholly-owned subsidiary of SEI Investments, a financial services company. The principal business address of SIMC and SEI Investments is Oaks, Pennsylvania, 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to more than 9 investment companies, including more than 53 portfolios, with more than $46.4 billion in assets under management as of June 30, 2003.

    MANAGER OF MANAGERS STRUCTURE. SIMC is the investment adviser for each of the Funds, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers for a Fund.

    Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among sub-advisers (the "Sub-Advisers"), monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE FUNDS DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

    ADVISORY AND SUB-ADVISORY AGREEMENTS. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board of Trustees, the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to the Funds. Sub-Advisers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

    The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

    The continuance of each Investment Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser or Sub-Advisers, or by the Adviser or Sub-Advisers on 90 days' written notice to the Trust.

    ADVISORY FEES. For its advisory services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Large Cap Fund..............................................    0.40%
Large Cap Value Fund........................................    0.35%
Large Cap Growth Fund.......................................    0.40%
Small Cap Fund..............................................    0.65%
International Equity Fund...................................    0.51%
Emerging Markets Equity Fund................................    1.05%
Core Fixed Income Fund......................................    0.30%
High Yield Bond Fund........................................    0.49%
International Fixed Income Fund.............................    0.45%
Large Cap Index Fund........................................    0.17%
Large Cap Value Index Fund..................................    0.17%
Large Cap Growth Index Fund.................................    0.17%
Large Cap Disciplined Equity Fund...........................    0.40%
Small/Mid Cap Equity Fund...................................    0.65%

------------------------

    SIMC pays the Sub-Advisers a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

    For the fiscal years ended May 31, 2001, 2002 and 2003, the following table shows (i) the dollar amount of fees paid to SIMC by each Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers.

                                                              FEES PAID                    FEE WAIVERS
                                                                (000)                         (000)
                                                      --------------------------    --------------------------
FUND                                                   2001      2002      2003      2001      2002      2003
----                                                   ----      ----      ----      ----      ----      ----
Large Cap Fund....................................    $7,812    $7,706    $6,592    $5,542    $4,765    $4,448
Large Cap Value Fund..............................    $  621    $  845    $  942    $  355    $  402    $  347
Large Cap Growth Fund.............................    $  528    $  666    $  866    $  402    $  361    $  488
Small Cap Fund....................................    $4,224    $5,966    $5,136    $1,216    $1,337    $1,234
International Equity Fund.........................    $4,402    $4,497    $3,922    $1,658    $1,487    $1,603
Emerging Markets Equity Fund......................      *         *         *         *         *         *
Core Fixed Income Fund............................    $3,629    $3,669    $3,606    $2,986    $2,936    $3,343
High Yield Bond Fund..............................      *         *         *         *         *         *
International Fixed Income Fund...................      *         *         *         *         *         *
Large Cap Index Fund..............................      *       $    2**  $  110      *       $    9**  $    0
Large Cap Value Index Fund........................      *         *         *         *         *         *
Large Cap Growth Index Fund.......................      *         *         *         *         *         *
Large Cap Disciplined Equity Fund.................      *         *         *         *         *         *
Small/Mid Cap Equity Fund.........................      *         *         *         *         *         *

------------------------

*   Not in operation during such period.

**  Commenced operations on April 1, 2002.

THE SUB-ADVISERS.

    ALLIANCE CAPITAL MANAGEMENT L.P.--Alliance Capital Management L.P. ("Alliance Capital") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity and International Equity Funds. Alliance Capital is a Delaware limited partnership of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial") is a general partner. As of June 30, 2003, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.8% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Capital Units"). Equity interests of Alliance Holding are traded on the NYSE in the form of units ("Alliance Holding Units"). As of March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 55.2% of the outstanding Alliance Capital Units, which, including the general partnership interests in Alliance Capital and Alliance Holding, represents an economic interest of approximately 55.7% in Alliance Capital.

    ANALYTIC INVESTORS, INC.--Analytic Investors, Inc. ("Analytic") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. Analytic, a wholly-owned subsidiary of Old Mutual Assets Managers (US) LLC, was founded in 1970.

    ARONSON+JOHNSON+ORTIZ, LP--Aronson+Johnson+Ortiz, LP ("AJO") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Large Cap Value Funds. AJO is wholly-owned by its seven limited partners. Theodore R. Aronson, Managing Principal, is majority equity owner of AJO.

    ARTISAN PARTNERS LIMITED PARTNERSHIP--Artisan Partners Limited Partnership ("Artisan") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Artisan, a privately owned multidiscipline investment firm, was founded in 1994.

    BARCLAYS GLOBAL FUND ADVISORS--Barclays Global Fund Advisors ("BGFA") serves as the Sub-Adviser to the assets of the Large Cap Index, Large Cap Value Index, Large Cap Growth Index Funds and a portion of the assets of the Large Cap Disciplined Equity Fund. BGFA is a majority-owned indirect subsidiary of Barclays Bank PLC, which is wholly-owned by Barclays PLC, a publicly listed holding company based in London, England.

    BLACKROCK ADVISORS, INC.--BlackRock Advisors, Inc. ("BlackRock") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds. BlackRock is a wholly-owned subsidiary of BlackRock, Inc. and an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. BlackRock is a Delaware corporation.

    THE BOSTON COMPANY ASSET MANAGEMENT, LLC--The Boston Company Asset Management, LLC ("The Boston Company") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. The Boston Company is a wholly-owned subsidiary of Mellon Financial Corporation.

    CAPITAL GUARDIAN TRUST COMPANY--Capital Guardian Trust Company ("CGTC") serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. CGTC is a wholly-owned subsidiary of The Capital Group and was founded in 1968.

    CITIGROUP ASSET MANAGEMENT LIMITED--Citigroup Asset Management Limited ("Citigroup") serves as a Sub-Adviser to the Emerging Markets Equity Fund. Citigroup was founded in 1998 and is a wholly-owned indirect subsidiary of Citigroup Inc. Citigroup Inc. is a publicly traded company on the New York Stock Exchange and is approximately 10% employee owned.

    DAVID J. GREENE AND COMPANY, LLC--David J. Greene and Company, LLC ("D.J. Greene") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. D.J. Greene is a New York limited liability company founded in 1938, and changed from a partnership to an LLC in January 1998. Three family principals, Michael Greene, Alan Greene, and James Greene, collectively own more than 25% of the firm.

    DELAWARE MANAGEMENT COMPANY--Delaware Management Company, a series of Delaware Management Business Trust ("DMC") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Delaware Investments, which is the marketing name for DMC, is a wholly-owned subsidiary of Lincoln Financial Group, the marketing name for Lincoln National Corporation.

    EMERGING MARKETS MANAGEMENT, L.L.C.--Emerging Markets Management, L.L.C. ("EMM") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. EMM is owned by Emerging Markets Investors Corporation, which in-turn is majority owned by Antoine van Agtmael and Michael Duffy.

    ENHANCED INVESTMENT TECHNOLOGIES, LLC--Enhanced Investment Technologies, LLC ("INTECH") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. Janus Capital Group, Inc. owns 77.5% of INTECH and 22.5% of INTECH is owned by its employees. INTECH was founded in 1987.

    FISCHER FRANCIS TREES & WATTS, INC. AND ITS AFFILIATES--Fischer Francis Trees & Watts, Inc. ("Fischer Francis"), a New York corporation and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as "FFTW") serve as Sub-Adviser to the International Fixed Income Fund. Fischer Francis is wholly-owned by Charter Atlantic Corporation, which in turn is owned by 19 employees and one institutional shareholder, BNP Paribas. Fischer Francis owns approximately 99% of Fischer Francis Trees & Watts. Fischer Francis Trees & Watts (Singapore) Pte Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha are each wholly-owned by Fischer Francis.

    FISHER INVESTMENTS, INC.--Fisher Investments, Inc. ("Fisher") serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. Fisher is the successor firm to a sole-proprietorship operating under the name Fisher Investments, which began managing discretionary assets in 1978. Fisher is wholly-owned by its employees. Kenneth L. Fisher and Sherrilyn Fisher each have more than 25% but less than 50% ownership of the firm.

    FRANKLIN PORTFOLIO ASSOCIATES, LLC--Franklin Portfolio Associates, LLC ("Franklin") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Large Cap Value Funds. Franklin is an indirect, wholly-owned subsidiary of Mellon Financial Corporation.

    GOLDMAN SACHS ASSET MANAGEMENT, L.P.--Goldman Sachs Asset Management, L.P. ("GSAM LP") serves as a Sub-Adviser for a portion of the assets of the Large Cap and Large Cap Growth Funds. GSAM LP is part of the Investment Management Division and an affiliate of Goldman, Sachs & Co.

    LEE MUNDER INVESTMENTS, LTD.--Lee Munder Investments, Ltd. ("LMIL") serves as a Sub-Adviser for a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. LMIL was founded in 2000 and it is owned by Lee Munder Capital Group ("LMCG"). LMCG is 79% owned by employees and 21% owned by Castanea Partners, Inc.

    LSV ASSET MANAGEMENT--LSV Asset Management ("LSV") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Value, Small/Mid Cap Equity and Small Cap Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets since 1993. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns a minority interest in LSV.

    MARTINGALE ASSET MANAGEMENT, L.P.--Martingale Asset Management, L.P. ("Martingale") serves as a Sub-Adviser for a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Martingale is a limited partnership. Martingale Asset Management Corporation is the general partner of Martingale.

    MAZAMA CAPITAL MANAGEMENT, INC.--Mazama Capital Management, Inc. ("Mazama") serves as Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Mazama is 93% employee-owned.

    MCKINLEY CAPITAL MANAGEMENT, INC.--McKinley Capital Management, Inc. ("McKinley Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Large Cap, Large Cap Growth and International Equity Funds. McKinley Capital was founded in 1990 and is wholly-owned by an employee.

    METROPOLITAN WEST ASSET MANAGEMENT LLC.--Metropolitan West Asset Management LLC ("MWAM") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. MWAM is a California limited liability corporation founded in 1996 and is 64% majority owned by MWAM's active portfolio management team. Metropolitan West Financial, LLC ("MWFIN"), a holding company, holds a minority 36% ownership interest in MWAM. MWFIN is 99% owned by MW Holdings, LLC, an unregistered entity that has no clients or material business operations.

    MONTAG & CALDWELL, INC.--Montag & Caldwell, Inc. ("Montag & Caldwell") serves as a Sub-Adviser for a portion of the assets of the Large Cap Growth and Large Cap Funds. Montag & Caldwell was founded in 1945 and is incorporated in Georgia. ABN AMRO Asset Management Holdings, Inc. is the parent company of Montag & Caldwell.

    MORGAN STANLEY INVESTMENT MANAGEMENT INC.--Morgan Stanley Investment Management Inc. ("MSIM Inc.") serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. Morgan Stanley is the direct parent of MSIM Inc.

    NICHOLAS-APPLEGATE CAPITAL MANAGEMENT--Nicholas-Applegate Capital Management ("Nicholas-Applegate") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund.

Nicholas-Applegate is an affiliate of Allianz AG. Allianz AG owns Allianz of America, Inc., which in turn, through its wholly-owned subsidiary Allianz Dresner Asset Management, owns Nicholas-Applegate.

    NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.--Nomura Corporate Research and Asset Management Inc. ("Nomura") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. Nomura is a subsidiary of Nomura Holdings America, Inc.

    PEREGRINE CAPITAL MANAGEMENT INC.--Peregrine Capital Management Inc. ("Peregrine") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Large Cap Growth Funds. Peregrine is a wholly-owned subsidiary of Wells Fargo & Co.

    PRUDENTIAL INVESTMENT MANAGEMENT, INC.--Prudential Investment
Management, Inc. ("PIM") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. PIM is a wholly owned subsidiary of Prudential Asset Management Holding Company, Inc., which in turn is wholly owned by Prudential Financial, Inc. PIM was founded in 1875.

    RS INVESTMENT MANAGEMENT, L.P.--RS Investment Management, L.P. ("RSIM") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. RSIM is an employee-owned organization.

    SANFORD C. BERNSTEIN & CO., LLC--Sanford C. Bernstein & Co., LLC ("Bernstein") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Large Cap Value Funds. Bernstein is a wholly-owned indirect subsidiary of Alliance Capital Management L.P. ("Alliance Capital"). Bernstein's investment professionals continue the former investment management business of Sanford C. Bernstein & Co., Inc., an investment adviser acquired by Alliance Capital in October 2000 that was founded in 1967 and managed value oriented investment portfolios for institutions and individuals.

    SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED--Security Capital Research & Management Incorporated ("Security Capital") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Security Captial is 100% owned by GECIA Holdings, Inc., which in turn is indirectly 100% owned by General Electric Company.

    SHENKMAN CAPITAL MANAGEMENT, INC.--Shenkman Capital Management, Inc. ("Shenkman") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. Shenkman was founded in 1985 and is independently owned by four shareholders.

    TRANSAMERICA INVESTMENT MANAGEMENT, LLC--Transamerica Investment Management, LLC ("TIM") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Large Cap Growth Funds. TIM was founded in 1999, and is wholly-owned by Transamerica Investment Services, Inc., a subsidiary of AEGON, N.V.

    WELLINGTON MANAGEMENT COMPANY, LLP--Wellington Management Company, LLP ("Wellington Management") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management is a Massachusetts limited liability partnership whose managing partners are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

    WELLS CAPITAL MANAGEMENT, INC.--Wells Capital Management, Inc. ("Wells Capital") serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Capital was founded in 1981 and is a wholly-owned subsidiary of Wells Fargo Bank, N.A.

    WESTERN ASSET MANAGEMENT COMPANY--Western Asset Management Company ("Western") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western was founded in 1971 and specializes in the management of fixed income funds.

    SUB-ADVISORY FEES. For the fiscal years ended May 31, 2001, 2002 and 2003, the following table shows (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers' voluntary fee waivers.

                                                             FEES PAID                    FEE WAIVERS
                                                               (000)                         (000)
                                                     --------------------------    --------------------------
FUND                                                  2001      2002      2003      2001      2002      2003
----                                                  ----      ----      ----      ----      ----      ----
Large Cap Fund...................................    $6,141    $4,606    $4,095      $0        $0        $0
Large Cap Value Fund.............................    $  462    $  389    $  379      $0        $0        $0
Large Cap Growth Fund............................    $  444    $  496    $  656      $0        $0        $0
Small Cap Fund...................................    $4,209    $5,479    $4,591      $0        $0        $0
International Equity Fund........................    $3,370    $3,533    $3,485      $0        $0        $0
Emerging Markets Equity Fund.....................      *         *         *        *         *         *
Core Fixed Income Fund...........................    $1,656    $1,945    $2,102      $0        $0        $0
High Yield Bond Fund.............................      *         *         *        *         *         *
International Fixed Income Fund..................      *         *         *        *         *         *
Large Cap Index Fund.............................      *       $    1**  $   13     *          $0**      $0
Large Cap Value Index Fund.......................      *         *         *        *         *         *
Large Cap Growth Index Fund......................      *         *         *        *         *         *
Large Cap Disciplined Equity Fund................      *         *         *        *         *         *
Small/Mid Cap Equity Fund........................      *         *         *        *         *         *

------------------------

*   Not in operation during such period.

**  Commenced operations on April 1, 2002.

    For the fiscal years ended May 31, 2001, 2002 and 2003, the following table shows (i) the dollar amount of fees paid to LSV, an affiliated person of SIMC, by SIMC; and (ii) the dollar amount of LSV's voluntary fee waivers.

                                                               FEES PAID                    FEE WAIVERS
                                                                 (000)                         (000)
                                                       --------------------------    --------------------------
FUND                                                    2001      2002      2003      2001      2002      2003
----                                                    ----      ----      ----      ----      ----      ----
Large Cap Fund.....................................     $257      $412      $347      $  0      $  0      $  0
Large Cap Value Fund...............................     $107      $ 89      $ 94      $  0      $  0      $  0
Small Cap Fund.....................................     $358      $533      $602      $  0      $  0      $  0

                     DISTRIBUTION AND SHAREHOLDER SERVICING

    GENERAL. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI Investments, has its principal business offices at Oaks, Pennsylvania 19456.

    DISTRIBUTION AGREEMENT WITH THE TRUST. The Distributor serves as each Fund's distributor pursuant to a distribution agreement ("Distribution Agreement") with the Trust. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

    The Fund may execute brokerage or other agency transactions through the Distributor, for which the Distributor may receive compensation.

    The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

    SHAREHOLDER AND ADMINISTRATIVE SERVICING PLANS. The Trust has also adopted a shareholder service plan and agreement (the "Service Plan") and an administrative services plan and agreement (the "Administrative Service Plan") for their Class T shares of the Funds. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: (i) maintaining client accounts; (ii) arranging for bank wires; (iii) responding to client inquiries concerning services provided by the Distributor or any other service provider; (iv) assisting clients in changing dividend options, account designations and addresses; and
(v) responding to client inquiries concerning their investments in Class T shares of the Funds. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

    Under the Administrative Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following administrative services: (i) providing sub-accounting with respect to Class T shares beneficially owned by clients; (ii) providing information periodically to clients showing their positions in Class T shares; (iii) forwarding shareholder communications from the Trust; (iv) processing purchase, exchange and redemption requests from clients and placing such orders with the Fund or its service providers; (v) processing dividend payments; and (vi) providing such other similar services as the Funds may reasonably request, to the extent the service provider is permitted to do so under applicable laws or regulations.

                       TRUSTEES AND OFFICERS OF THE TRUST

    BOARD OF TRUSTEES RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each fund of SEI Index Funds, SEI Daily Income Trust, SEI Insurance Products Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust (the "Fund Complex"), which currently consists of 66 funds and includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

    MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

    INTERESTED TRUSTEES.

    ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees* (since
1995)--Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Adviser, the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, Expedition Funds, The MDL Funds, SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Insurance Products Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    WILLIAM M. DORAN (DOB 05/26/40)--Trustee* (since 1995)--1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Adviser, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Insurance Products Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    INDEPENDENT TRUSTEES.

    F. WENDELL GOOCH (DOB 12/03/32)--Trustee (since 1995)--President, Orange County Publishing Co., Inc.; Publisher, Paoli News and Paoli Republican; and Editor, Paoli Republican, October 1981-January 1997. President, H&W Distribution, Inc., July 1984 to January 1997. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Insurance Products Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

    JAMES M. STOREY (DOB 04/12/31)--Trustee (since 1995)--Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Expedition Funds, State Street Capital Trust (consisting of 24 portfolios), Massachusetts Health and Education Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Insurance Products Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    GEORGE J. SULLIVAN, JR. (DOB 11/13/42)--Trustee (since 1996)--Self Employed Consultant, Newfound Consultants Inc. since April 1997. Hedge Fund Manager, Teton Partners, L.P., June 1991-December 1996; Hedge Fund Manager, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, State Street Navigator Securities Lending Trust, since 1995; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Expedition Funds, MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional

------------------------

 *Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their relationship with the Trust's Adviser and Distributor.

International Trust, SEI Insurance Products Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    ROSEMARIE B. GRECO (DOB 03/31/46)--Trustee (since 1999)--Consultant, Grecoventures Ltd. Consulting since May 1999. Interim President & Chief Executive Officer, Private Industry Council of Philadelphia, April 1998--August 1998; Co-Chairman, Welfare to Work Program. President, Corestates Financial Corp., 1996-1997; Chief Executive Officer and President, Corestates Bank, N.A., 1994-1997; Director, Sonoco, Inc.; Director, Exelon Corporation; Director, Radian, Inc.; Trustee, Pennsylvania Real Estate Investment Trust. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    NINA LESAVOY (DOB 07/24/57)--Trustee (since 2003)--Partner, Cue Capital since 2002; Head of Sales, Investorforce, January 2000-December 2001; Global Partner working for the CEO, Invesco Capital, January 1998-January 2000. Head of Sales and Client Services, Chancellor Capital and later LGT Asset Management, 1986-2000. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

    BOARD STANDING COMMITTEES. The Board has established the following standing committees:

    - AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gooch, Storey and Sullivan and Ms. Greco currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the Trust's most recently completed fiscal year.

    - FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serves as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 21 times in the most recently completed Trust fiscal year.

    - NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act") in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gooch, Storey and Sullivan and Ms. Greco currently serve as members of the Nominating Committee. The Nominating Committee meets, as necessary, and did not meet in during the most recently completed Trust fiscal year.

    BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS. As discussed in the section of this SAI entitled "The Adviser and the Sub-Advisers," the Board's continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew each Investment Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Sub-Advisers. The Trustees use this information, as well as other information that the Adviser, the Sub-Advisers and other Fund service providers may submit to the Board, as well as other information they obtain independently, to help them decide whether to renew each Investment Advisory Agreement for another year. In addition, at various times during the year, the Trustees review and discuss issues, related to the Investment Advisory Agreements.

    Before meeting for the renewal of the Investment Advisory Agreements, the Board requested and received written materials from the Adviser and each Sub-Adviser about: (a) the quality of the Adviser's and Sub-Advisers' investment management and other services; (b) the Adviser's and Sub-Advisers' investment management personnel; (c) the Adviser's and Sub-Advisers' operations and financial condition; (d) the Adviser's and Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and each Sub-Adviser charges a Fund compared with the fees each charges to comparable mutual funds or accounts (if any); (f) a Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's and Sub-Advisers' profitability from its Fund-related operations; (h) the Adviser's and Sub-Advisers' compliance systems; (i) the Adviser's and Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) the Adviser's and Sub-Advisers' reputation, expertise and resources in domestic financial markets; and (k) each Fund's performance compared with similar mutual funds.

    At the meeting, representatives from the Adviser and Sub-Advisers presented additional oral and written information to the Board to help the Board evaluate the Adviser's and Sub-Advisers' fee and other aspects of the agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees discussed the written materials that the Board received before the meeting and the Adviser's and Sub-Advisers' oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of each Investment Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

    Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously agreed to approve the continuation of each Investment Advisory Agreement for another year in consideration that: (i) the terms of the each Investment Advisory Agreement are fair and reasonable; and (ii) the Adviser's and Sub-Advisers' fees are reasonable in light of the services that the Adviser and the Sub-Advisers provide to the Funds.

    FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                              AGGREGATE DOLLAR RANGE
                                                      DOLLAR RANGE OF            OF SHARES (FUND
NAME                                                FUND SHARES (FUND)*             COMPLEX)*
----                                            ---------------------------   ----------------------
Mr. Nesher....................................             None                   Over $100,000
Mr. Doran.....................................             None                     None
Mr. Gooch.....................................             None                   Over $100,000
Mr. Storey....................................             None                     None
Mr. Sullivan..................................             None                     None
Ms. Greco.....................................             None                     None
Ms. Lesavoy...................................             None                     None

------------------------

*  Valuation date is December 31, 2002.

    BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

                                                        PENSION OR
                                                    RETIREMENT BENEFITS
                                                        ACCRUED AS        ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
                                      AGGREGATE           PART OF          BENEFITS UPON          THE TRUST AND
NAME                                 COMPENSATION      FUND EXPENSES         RETIREMENT           FUND COMPLEX
----                                 ------------   -------------------   ----------------   -----------------------
Mr. Nesher.........................     $     0             N/A                 N/A                  $      0
Mr. Doran..........................     $     0             N/A                 N/A                  $      0
Mr. Gooch..........................     $20,794             N/A                 N/A                  $133,000
Mr. Storey.........................     $20,794             N/A                 N/A                  $133,000
Mr. Sullivan.......................     $20,794             N/A                 N/A                  $133,000
Ms. Greco..........................     $20,794             N/A                 N/A                  $133,000
Ms. Lesavoy........................      *               *                    *                     *

------------------------

* Ms. Lesavoy was appointed a Trustee as of September 17, 2003 and did not serve as Trustee for the Trust's most recently completed fiscal year end.

    TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

    Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI Investments or its affiliates act as investment adviser, administrator or distributor.

    EDWARD D. LOUGHLIN (DOB 03/07/51)--President and Chief Executive Officer (since 1995)--Executive Vice President and President--Asset Management Division of SEI Investments since 1993. Executive Vice President of the Adviser and the Administrator since 1994. Senior Vice President of the Distributor, 1986-1991; Vice President of the Distributor, 1981-1986.

    TIMOTHY D. BARTO (DOB 03/28/68)--Vice President and Secretary (since
2002)--Vice President and Assistant Secretary of the Trust, 1999-2002. Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Adviser, the Administrator and the Distributor since December 1999. Associate, Dechert Price & Rhoads (law firm), 1997-1999. Associate, Richter, Miller & Finn (law firm), 1993-1997.

    TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary (since 1995)--Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Adviser, the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Adviser, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995.

    JAMES R. FOGGO (DOB 06/30/64)--Controller and Chief Financial Officer (since
2000)--Vice President and Assistant Secretary of the Trust, 1998-2000. Vice President and Assistant Secretary of SEI Investments since January 1998. Vice President and Secretary of the Adviser, the Administrator and the Distributor since May 1999. Associate, Paul, Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995.

    LYDIA A. GAVALIS (DOB 06/05/64)--Vice President and Assistant Secretary (since 1998)--Vice President and Assistant Secretary of SEI Investments, the Adviser, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

    CHRISTINE M. MCCULLOUGH (DOB 12/02/60)--Vice President and Assistant Secretary (since 1999)--Employed by SEI Investments since November 1999. Vice President and Assistant Secretary of the Adviser, the Administrator and the Distributor since December 1999. Associate, White and Williams LLP (law firm), 1991-1999. Associate, Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

    SHERRY KAJDAN VETTERLEIN (DOB 06/22/62)--Vice President and Assistant Secretary (since 2002)--Vice President and Secretary of the Trust, 2001-2002. Vice President and Assistant Secretary of the Adviser, the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation, 1992-2000.

    WILLIAM E. ZITELLI, JR. (DOB 06/14/68)--Vice President and Assistant Secretary (since 2001)--Vice President and Assistant Secretary of the Adviser, the Administrator and the Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group, 1998-2000. Associate, Pepper Hamilton LLP (law firm), 1997-1998. Associate, Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

    JOHN C. MUNCH (DOB 05/07/71)--Vice President and Assistant Secretary (since
2002)--Vice President and Assistant Secretary of the Adviser, the Administrator and the Distributor since November 2001. Associate, Howard, Rice, Nemorvoski, Canady, Falk & Rabkin (law firm), 1998-2001. Associate, Seward & Kissel LLP (law firm), 1996-1998.

    JOHN MUNERA (DOB 01/14/63)--Vice President and Assistant Secretary (since
2002)--Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia (1998-2000).

                      PROXY VOTING POLICIES AND PROCEDURES

    The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

    SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee

(the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or a Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

    Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the client as to how to vote on the proposal).

    For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain a copy of SIMC's Procedures and Guidelines, or a copy of the specific voting record for their account, by calling SIMC at 1-800-DIAL-SEI, or writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                  PERFORMANCE

    From time to time, each of the Funds may include the Fund's yield, effective yield, total return (on a before taxes basis, after taxes on distributions or after taxes on distributions and redemption) or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

    Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

    In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

    The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

       Yield = 2[((a-b)/cd+1) TO THE POWER OF 6 - 1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

    TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) TO THE POWER OF n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

    Based on the foregoing, the average annual total return (before taxes) for each of the following Funds, for the one-year and since inception periods ended May 31, 2003:

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                -------------------------------------
FUND                                   CLASS    ONE YEAR  FIVE YEARS  SINCE INCEPTION
----                                  --------  --------  ----------  ---------------
Large Cap Fund......................  Class A    (8.98)%    (2.12)%          6.36%*
                                      Class T      ****       ****           9.28%+
Large Cap Value Fund................  Class A    (9.53)%      ****         (0.37)%**
Large Cap Growth Fund...............  Class A    (9.20)%      ****        (20.20)%***
Small Cap Fund......................  Class A    (6.83)%      2.24%          6.45%*
                                      Class T      ****       ****          10.69%++
Core Fixed Income Fund..............  Class A     11.10%      7.45%          8.20%*
International Equity Fund...........  Class A   (14.43)%    (3.71)%        (0.24)%*
Emerging Markets Equity Fund........  Class A      ****       ****           ****
High Yield Bond Fund................  Class A      ****       ****           ****
International Fixed Income Fund.....  Class A      ****       ****           ****
Large Cap Index Fund................  Class A    (7.79)%      ****        (12.05)%*****
Large Cap Value Index Fund..........  Class A      ****       ****           ****
Large Cap Growth Index Fund.........  Class A      ****       ****           ****
Large Cap Disciplined Equity Fund...  Class A      ****       ****           ****
Small/Mid Cap Equity Fund...........  Class A      ****       ****           ****

------------------------

*    Inception date of June 14, 1996.

**   Inception date of January 31, 2000.

***  Inception date of February 28, 2000.

**** Not in operation during such period.

*****Inception date of April 1, 2002.

+    Inception date of December 13, 2002. Not annualized.

++   Inception date of November 26, 2002. Not annualized.

    TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas:
P (1+T) TO THE POWER OF n = ATV TO THE BASE OF D, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV TO THE BASE OF D= value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period). Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

    TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T) TO THE POWER OF n = ATV TO THE BASE OF DR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV TO THE BASE OF DR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

                       PURCHASE AND REDEMPTION OF SHARES

    Each Fund's securities are valued by SEI Management pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Fund securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. If such prices are not available or are deemed to be unreliable, the security will be valued at fair value as determined in good faith by the Board of Trustees. Additional information about valuing securities at fair value is provided under the sub-section "Fair Value Committee." Prices for most securities held by a Fund are provided daily by third-party independent pricing services. The pricing services may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing services and their valuation methodologies are reviewed by the officers of the Trust under the general supervision of the Trustees.

    Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield that would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

    Shares of a Fund may be purchased in exchange for securities included in the Fund subject to SEI Management's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

    SEI Management will not accept securities for a Fund unless (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and
(5) the securities may be acquired under the investment restrictions applicable to the Fund.

    It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

    A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

    The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange ("NYSE") is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the fund securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Distributor, the Sub-Advisers and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The securities may be traded on foreign markets on days other than Business Days or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern time or the close of normal trading on the NYSE. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless the Sub-Advisers determine that such events materially affect net asset value in which case net asset value will be determined by consideration of other factors.

                                     TAXES

    The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state, local, or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

    This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

    Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

    Distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income (excluding net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the fund). All or a portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g. foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

    A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

    If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

    Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

    For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

    Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

    If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction will generally be available for eligible corporate shareholders (which are subject to certain limitations). The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

    In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

    A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer such Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

    A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify to the Fund that they are a U.S. person (including a resident alien). Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.

    Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, the International Equity, Emerging Markets Equity, and International Fixed Income Funds may be eligible to make the election.

STATE TAXES

    A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the affect of federal, state and local taxes affecting an investment in Fund shares. Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

                          FUND PORTFOLIO TRANSACTIONS

    The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser and Sub-Advisers are responsible for placing orders to execute fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser and Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

    The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser and Sub-Advisers will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fund securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.

    It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act, and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

    Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund's Sub-Advisers may place Fund orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser and Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser and Sub-Advisers. The Adviser and Sub-Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

    Section 28(e) of the Exchange Act ("Section 28(e)") permits the Adviser and Sub-Advisers, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser and Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, The Funds' Adviser or Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidelines.

    To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser and Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser and Sub-Advisers under the Advisory and Sub-Advisory Agreements. Any advisory, sub-advisory, or other fees paid to the Adviser and Sub-Advisers are not reduced as a result of the receipt of research services.

    In some cases the Adviser or Sub-Advisers receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser or Sub-Advisers make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Advisers will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or Sub-Advisers face a potential conflict of interest, but the Adviser or Sub-Advisers believe that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

    From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Sub-Advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

    In connection with transactions effected for Funds operating within the "Manager of Managers" structure, under this policy, SIMC and the various firms that serve as money managers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may direct a portion of a Fund's brokerage to the Distributor. All such transactions directed to the Distributor must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of transactions through affiliated brokers.

    Certain information about the Fund's brokerage activities, including brokerage activities with affiliated brokers, for the fiscal years ended May 31, 2001, 2002 and 2003, is set forth below:

                                                                                                                  % OF TOTAL
                                                                                                    % OF TOTAL    BROKERAGE
                                                                           TOTAL $ AMOUNT            BROKERAGE   TRANSACTIONS
                                          TOTAL $ AMOUNT                    OF BROKERAGE            COMMISSIONS    EFFECTED
                                           OF BROKERAGE                      COMMISSIONS            PAID TO THE    THROUGH
                                            COMMISSIONS                  PAID TO AFFILIATED         AFFILIATED    AFFILIATED
                                            PAID (000)                      BROKERS (000)             BROKERS      BROKERS
                                  -------------------------------  -------------------------------  -----------  ------------
  FUND                              2001       2002       2003       2001       2002       2003        2003          2003
  ----                              ----       ----       ----       ----       ----       ----        ----          ----
  Large Cap Fund................  $  5,922   $  3,783   $  3,626   $     20   $     28   $    614          17%           33%
  Large Cap Value Fund..........  $    615   $    294   $    334   $      6   $      5   $     67          20%           34%
  Large Cap Growth Fund.........  $    352   $    449   $    647   $      3   $      4   $    138          21%           33%
  Small Cap Fund................  $  2,497   $  3,412   $  3,864   $     12   $     18   $     70           2%           29%
  Core Fixed Income Fund........  $    606   $    457   $    241   $    227   $    104   $    133          55%           40%
  High Yield Bond Fund..........     *          *          *          *          *          *           *            *
  International Fixed Income
    Fund........................     *          *          *          *          *          *           *            *
  Emerging Markets Equity
    Fund........................     *          *          *          *          *          *           *            *
  International Equity Fund.....  $  2,991   $  3,631   $  2,258   $      0   $      8   $    220          10%           27%
  Large Cap Index Fund..........     *       $      1** $     27      *       $      0** $      0           0%           29%
  Large Cap Value Index Fund....     *          *          *          *          *          *           *            *
  Large Cap Growth Index Fund...     *          *          *          *          *          *           *            *
  Large Cap Disciplined Equity
    Fund........................     *          *          *          *          *          *           *            *
  Small/Mid Cap Equity Fund.....     *          *          *          *          *          *           *            *

------------------------

* Not in operation during such period.

** Commenced operations on April 1, 2002.

    The portfolio turnover rate for each Fund for the fiscal years ended May 31, 2002 and 2003 was as follows:

                                                      TURNOVER RATE
                                                    ------------------
FUND                                                 2002        2003
----                                                 ----        ----
Large Cap Fund....................................    65%         51%
Large Cap Value Fund..............................    34%         42%
Large Cap Growth Fund.............................    71%         60%
Small Cap Fund....................................   115%         97%
International Equity Fund.........................    84%         58%
Emerging Markets Equity Fund......................     *           *
Core Fixed Income Fund............................   365%        436%
High Yield Bond Fund..............................     *           *
International Fixed Income Fund...................     *           *
Large Cap Index Fund..............................     1%**       12%
Large Cap Value Index Fund........................     *           *
Large Cap Growth Index Fund.......................     *           *
Large Cap Disciplined Equity Fund.................     *           *
Small/Mid Cap Equity Fund.........................     *           *

------------------------

* Not in operation during such period.

** Commenced operations on April 1, 2002.

    The Trust is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. Certain information about these issuers is set forth below, as of May 31, 2003:

FUND                                                   NAME OF ISSUER     TYPE OF SECURITY  AMOUNT (000)
----                                                --------------------  ----------------  ------------
Large Cap Fund....................................  Bear Stearns          Equity              $  4,947
                                                    Goldman Sachs           Equity            $ 21,973
                                                    JP Morgan               Equity            $ 14,940
                                                    Merrill Lynch           Equity            $  9,161
                                                    Lehman Brothers         Equity            $  9,118
                                                    Morgan Stanley          Equity            $ 22,257
                                                    Morgan Stanley          Debt              $ 94,755

Large Cap Value Fund..............................  Bear Stearns          Equity              $  1,197
                                                    Goldman Sachs           Equity            $    994
                                                    JP Morgan               Equity            $  3,211
                                                    Lehman Brothers         Equity            $  2,665
                                                    Merrill Lynch           Equity            $  1,958
                                                    Morgan Stanley          Equity            $  3,626
                                                    Morgan Stanley          Debt              $ 10,399

Large Cap Growth Fund.............................  Goldman Sachs         Equity              $  4,289
                                                    JP Morgan               Equity            $    614
                                                    Merrill Lynch           Equity            $    461
                                                    Morgan Stanley          Equity            $  2,067
                                                    Morgan Stanley          Debt              $  9,164

Large Cap Index Fund..............................  Goldman Sachs         Equity              $    150
                                                    Merrill Lynch           Equity            $    306
                                                    JP Morgan               Equity            $    411
                                                    Bear Stearns            Equity            $     50
                                                    Lehman Brothers         Equity            $    123
                                                    Morgan Stanley          Equity            $    409

Small Cap Fund....................................  Morgan Stanley        Debt                $114,524

Core Fixed Income Fund............................  Merrill Lynch         Debt                $141,363
                                                    Credit Suisse First     Debt              $  4,851
                                                    Boston
                                                    Bear Sterns             Debt              $    858
                                                    Goldman Sachs           Debt              $  6,150
                                                    Lehman Brothers         Debt              $  6,400
                                                    Morgan Stanley          Debt              $  1,827

International Equity Fund.........................  Morgan Stanley        Debt                $ 25,447

                             DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. Share certificates representing the shares will not be issued.

                       LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                                 CODE OF ETHICS

    The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Sub-Advisers and Distributor have adopted Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

                                     VOTING

    Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

    Where the Prospectus for the Funds or this Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by Proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

                             SHAREHOLDER LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust
(i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of September 5, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

LARGE CAP FUND: CLASS A
                   NAME AND ADDRESS                      NUMBER OF SHARES   PERCENT OF FUND
-------------------------------------------------------  ----------------   ---------------
SEI Private Trust Company                                  163,979,855           68.31%
One Freedom Valley Drive
Oaks, PA 19456

Mac & Co.                                                   15,095,813            6.29%
APSF 1852692
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

LARGE CAP FUND: CLASS T
                   NAME AND ADDRESS                      NUMBER OF SHARES   PERCENT OF FUND
-------------------------------------------------------  ----------------   ---------------
SEI Private Trust Company                                       17,096             100%
One Freedom Valley Road
Oaks, PA 19403

LARGE CAP VALUE FUND: CLASS A
                   NAME AND ADDRESS                      NUMBER OF SHARES   PERCENT OF FUND
-------------------------------------------------------  ----------------   ---------------
SEI Private Trust Company                                   17,188,789           42.17%
One Freedom Valley Road
Oaks, PA 19403

Mellon Trust                                                 9,479,062           23.25%
Hercules-STD
One Mellon Bank Center
Pittsburgh, PA 15258-0001

First Union National Bank                                    5,952,031           14.60%
ATTN: Sophia Katz
600 Penn Street, 2nd Floor North
Reading, PA 19607

LARGE CAP GROWTH FUND: CLASS A
                   NAME AND ADDRESS                      NUMBER OF SHARES   PERCENT OF FUND
-------------------------------------------------------  ----------------   ---------------
SEI Private Trust Company                                   33,540,906           44.54%
One Freedom Valley Road
Oaks, PA 19403

Mellon Trust                                                18,624,664           27.73%
Hercules--STD
One Mellon Bank Center
Pittsburgh, PA 15258-0001

First Union National Bank                                   11,715,322           15.56%
ATTN: Sophia Katz
600 Penn Street, 2nd Floor North
Reading, PA 19607

LARGE CAP INDEX FUND: CLASS A
                   NAME AND ADDRESS                      NUMBER OF SHARES   PERCENT OF FUND
-------------------------------------------------------  ----------------   ---------------
SEI Private Trust Company                                   27,963,541           99.93%
One Freedom Valley Road
Oaks, PA 19403

SMALL CAP FUND: CLASS A
                   NAME AND ADDRESS                      NUMBER OF SHARES   PERCENT OF FUND
-------------------------------------------------------  ----------------   ---------------
SEI Private Trust Company                                   36,770,717           34.98%
One Freedom Valley Drive
Oaks, PA 19456

Northern Trust Custodian FBO                                21,119,337           20.09%
North Dakota Pension A/C 26-10043
ATTN: Jeff Sampson
P.O. Box 92956
Chicago, Illinois 60675-2956

First Union National Bank                                    7,984,584            7.60%
Attn: Sophia Katz
600 Penn Street 2nd FL North
Reading, PA 19607

State Street Bank FBO                                        6,647,115            6.32%
Air Products-Chemicals Inc.
Pension Plan
Attn: Bob Skinner
One Enterprise Drive
North Quincy, MA 02171-2126

Northern Trust Custodian FBO                                 5,313,904            5.06%
North Dakota Insurance A/C 26-10043
ATTN: Jeff Sampson
P.O. Box 92956
Chicago, Illinois 60675-2956

SMALL CAP FUND: CLASS T
                   NAME AND ADDRESS                      NUMBER OF SHARES   PERCENT OF FUND
-------------------------------------------------------  ----------------   ---------------
SEI Private Trust Company                                       16,006             100%
One Freedom Valley Road
Oaks, PA 19403

INTERNATIONAL EQUITY FUND: CLASS A
                   NAME AND ADDRESS                      NUMBER OF SHARES   PERCENT OF FUND
-------------------------------------------------------  ----------------   ---------------
SEI Private Trust Company                                  109,489,455           71.46%
One Freedom Valley Road
Oaks, PA 19403

CORE FIXED INCOME FUND: CLASS A
                   NAME AND ADDRESS                      NUMBER OF SHARES   PERCENT OF FUND
-------------------------------------------------------  ----------------   ---------------
SEI Private Trust Company                                  208,805,602           77.59%
One Freedom Valley Road
Oaks, PA 19403

LARGE CAP DISCIPLINED EQUITY FUND: CLASS A
                   NAME AND ADDRESS                      NUMBER OF SHARES   PERCENT OF FUND
-------------------------------------------------------  ----------------   ---------------
SEI Private Trust Company                                   18,832,037             100%
One Freedom Valley Road
Oaks, PA 19403

                              MASTER/FEEDER OPTION

    The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

                                   CUSTODIAN

    Wachovia, N.A. (formerly, First Union National Bank), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent for each of the Funds and custodian for the assets of the Large Cap, Large Cap Value, Large Cap Growth, Small Cap, Core Fixed Income, High Yield Bond, Large Cap Index, Large Cap Value Index and Large Cap Growth Index Funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the assets of the International Fixed Income, Emerging Markets Equity and International Equity Funds. First Union National Bank, and State Street Bank and Trust Company (each a "Custodian," and, together, the "Custodians") hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

                                    EXPERTS

    The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

                                 LEGAL COUNSEL

    Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

    PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S SHORT-TERM RATINGS

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.
A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".
A-3 Debt carrying this designation has an adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B Debt rated 'B' is regarded as having only speculative capacity for timely payment.
C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D This rating indicates that the obligation is in payment default.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'
F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      'F-1+' and 'F-1' ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.
F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D Default. Issues assigned this rating are in actual or imminent payment default.
LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.